UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Multi-Asset Absolute Return Fund*

Annual report
10 | 31 | 18

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PDMAX

*Effective April 30, 2018, Putnam Absolute Return 700 Fund® was renamed Putnam Multi-Asset Absolute Return Fund.

Putnam Multi-Asset
Absolute Return
Fund

Annual report
10 | 31 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than typical volatility to seek its targeted return. The fund may not achieve its goal, and it is not intended to be a complete investment program. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The absolute return funds are not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

December 20, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

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Jason is Co-Head of Global Asset Allocation. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from Northeastern University. Jason joined Putnam in 1999 and has been in the investment industry since 1993.

James A. Fetch and Robert J. Schoen are also Portfolio Managers of the fund.

Please describe the investment environment for the reporting period.

Global markets were marked by a series of ups and downs during the 12-month period. In late 2017 and at the onset of 2018, stocks and credit-sensitive bonds [which are typically influenced by the business results of the issuers] performed well amid an improving outlook for global economic growth, positive sentiment surrounding the U.S. tax reform, and continued strength in corporate earnings. In late December 2017, the U.S. Congress finalized an agreement and passed a $1.4 trillion tax reform bill.

The U.S. economy expanded at a solid pace during the 12-month reporting period, buoyed by government spending and tax cuts. The economy grew at a 3.5% annual rate in the third quarter of 2018, after expanding 4.2% in the second quarter, according to the Commerce Department. Unemployment has touched multi-decade lows, inflation remains anchored, and the likelihood of a recession remains low, in our view.

Still, the outlook for global economic growth has eased over the past few months because of protectionist tariffs, higher interest rates, and

Multi-Asset Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or from the use of derivatives.

weakness in many emerging markets, including China. And for stocks and bonds, the reporting period has turned out to be more challenging than the previous period. The Federal Reserve has raised its benchmark interest rate three times in 2018 and continues to project one more hike before the end of the year, as well as three in 2019. If the Fed made all of those hikes, it would push the federal funds rate above 3.00%.

Large-cap stocks and their mid- and small-cap counterparts have declined recently. Market volatility and losses spiked in October 2018, and investor appetite for riskier assets tumbled. In fixed-income markets, Treasury yields and short-term interest rates rose during the period. With short-term Treasury yields climbing faster than long-term yields, the yield curve flattened, which typically causes concern because this has happened in the past as a forerunner to recessions. Also, higher rates are generally a headwind for fixed-income assets.

4 Multi-Asset Absolute Return Fund

Could you discuss the fund’s investment strategy?

Putnam Multi-Asset Absolute Return Fund seeks a positive total return. It also pursues a set of attractive risk-and-return characteristics by allocating assets using a combination of directional [or market sensitive] and non-directional [or market neutral] strategies. The composition and total level of risk can be managed depending on market conditions and prevailing opportunities. The fund also employs strategies that may reduce volatility over time.

How did the fund perform, and what strategies influenced performance?

The fund declined 5.43% during the 12-month period. Directional positions, in aggregate, finished flat. The fund’s long exposures to equities and commodities were positive, but long exposure to interest-rate risk detracted.

The majority of the negative performance was driven by non-directional strategies. Equity long-short positions were the primary drivers of this weakness. These were executed with both quantitative and fundamental approaches and across U.S., developed international, and emerging markets. Active currency decisions and a short-term S&P 500 mean-reversion strategy also detracted from the fund’s performance.

With regard to positive contributors, a regional fixed-income long-short strategy and an emphasis on low-beta stocks were two positive

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Asset Absolute Return Fund 5

non-directional contributors. But those positions could not offset weakness elsewhere.

Our long-term track record for non-directional strategies remains strong. Our team is confident that non-directional strategies currently in the fund are based on rigorous research and should position the portfolio favorably for coming months and quarters. Although this past period was challenging, we continue to believe the fund is, and will be, able to add diversification to most portfolios that already include traditional stock and bond funds.

How did the fund use derivatives?

We used a variety of derivatives as tools to manage and hedge market, security, currency, and interest-rate risks and to gain exposure to markets or securities. We used purchased and written options, futures, forward currency contracts, total return swaps, and interest-rate swaps to hedge risks and to establish more attractive portfolio positioning. These derivatives, which can be used to implement both directional and non-directional strategies, often require cash collateral, potentially resulting in significant capital allocations to cash and other short-term instruments.

What is your outlook for 2019, and how have you positioned the fund?

We have dialed back our equity exposure as global growth momentum slows, especially outside the United States. Still, we have added positions tactically to attempt to take advantage of recent market weakness. While we think the nine-year U.S. economic expansion is poised to continue through the end of 2018, growth is likely to slow in 2019 as the stimulus provided by the tax cuts wanes, in our view.

We believe bond yields will continue to drift higher over the course of 2018 and 2019 as interest-rate normalization continues in the United States and globally. The Fed has also stepped up the pace of its balance sheet reductions this year, which could restrain liquidity and foster volatility. Overall, the combination of a peak in global growth momentum, rising

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Absolute Return Fund

inflation risks, and a more restrictive Fed is a good recipe for higher volatility in markets, in our view.

The portfolio has an underweight to credit risk in fixed-income markets because of our concern that the economic cycle is closer to its end than its beginning. For example, high-yield spreads (the yield advantage bonds offer over comparable-maturity U.S. Treasuries) are tight by historical standards. We are neutral on interest-rate risk, where our medium-term expectations are for higher yields (and lower prices). However, we will look to take advantage of opportunities should rates move higher very quickly. We are also constructive on commodities, where supply and demand factors in crude oil could push energy prices higher. We will continue to look for new non-directional opportunities, but we also maintain conviction in those strategies that have helped the portfolio deliver on its goals since inception.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Absolute Return Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	49.01%	4.13%	11.65%	2.23%	1.58%	0.52%	–5.43%
After sales charge	40.44	3.51	5.23	1.03	–4.26	–1.44	–10.87
Class B (12/23/08)
Before CDSC	40.11	3.48	7.56	1.47	–0.64	–0.21	–6.11
After CDSC	40.11	3.48	5.71	1.12	–3.37	–1.14	–10.73
Class C (12/23/08)
Before CDSC	38.39	3.35	7.56	1.47	–0.70	–0.23	–6.13
After CDSC	38.39	3.35	7.56	1.47	–0.70	–0.23	–7.06
Class M (12/23/08)
Before sales charge	41.42	3.58	8.91	1.72	0.05	0.02	–5.92
After sales charge	36.47	3.21	5.10	1.00	–3.45	–1.16	–9.21
Class P (8/31/16)
Net asset value	53.00	4.41	13.46	2.56	2.75	0.91	–5.03
Class R (12/23/08)
Net asset value	44.91	3.84	10.30	1.98	0.78	0.26	–5.65
Class R6 (7/2/12)
Net asset value	53.35	4.43	13.59	2.58	2.68	0.89	–5.06
Class Y (12/23/08)
Net asset value	52.56	4.38	13.13	2.50	2.45	0.81	–5.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Multi-Asset Absolute Return Fund

Comparative index returns For periods ended 10/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	3.71%	0.37%	2.83%	0.56%	2.68%	0.89%	1.64%
Bloomberg
Barclays U.S.
Aggregate Bond	37.76	3.30	9.52	1.83	3.15	1.04	–2.05
Index
S&P 500 Index	287.11	14.72	71.11	11.34	38.70	11.52	7.35

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,011 and $13,839, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,647. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $15,300, $14,491, $15,335, and $15,256, respectively.

Multi-Asset Absolute Return Fund 9

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.236		$0.130	$0.139	$0.169		$0.283	$0.229	$0.278	$0.268
Capital gains
Long-term
gains	0.064		0.064	0.064	0.064		0.064	0.064	0.064	0.064
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.300		$0.194	$0.203	$0.233		$0.347	$0.293	$0.342	$0.332
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/17	$12.34	$13.09	$11.95	$11.93	$12.06	$12.50	$12.42	$12.16	$12.45	$12.40
10/31/18	11.39	12.08	11.04	11.01	11.13	11.53	11.47	11.20	11.50	11.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	53.98%	4.52%	16.82%	3.16%	7.74%	2.52%	–0.99%
After sales charge	45.13	3.89	10.10	1.94	1.55	0.51	–6.68
Class B (12/23/08)
Before CDSC	44.78	3.86	12.59	2.40	5.38	1.76	–1.73
After CDSC	44.78	3.86	10.64	2.04	2.49	0.82	–6.56
Class C (12/23/08)
Before CDSC	43.04	3.73	12.50	2.38	5.33	1.74	–1.83
After CDSC	43.04	3.73	12.50	2.38	5.33	1.74	–2.79
Class M (12/23/08)
Before sales charge	46.25	3.97	13.96	2.65	6.16	2.01	–1.48
After sales charge	41.13	3.59	9.98	1.92	2.44	0.81	–4.93
Class P (8/31/16)
Net asset value	57.94	4.79	18.68	3.48	8.85	2.87	–0.69
Class R (12/23/08)
Net asset value	49.82	4.23	15.39	2.90	6.89	2.25	–1.23
Class R6 (7/2/12)
Net asset value	58.42	4.82	18.90	3.52	8.86	2.87	–0.65
Class Y (12/23/08)
Net asset value	57.49	4.76	18.34	3.43	8.54	2.77	–0.81

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Multi-Asset Absolute Return Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/17*	1.07%	1.82%	1.82%	1.57%	0.70%	1.32%	0.74%	0.82%
Total annual operating
expenses for the fiscal year
ended 10/31/17**	1.08%	1.83%	1.83%	1.58%	0.71%	1.33%	0.75%	0.83%
Annualized expense ratio
for the six-month period
ended 10/31/18†‡	0.94%	1.69%	1.69%	1.44%	0.55%	1.19%	0.59%	0.69%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.05%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/19.

** Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.23% from annualizing the performance fee adjustment for the six months ended 10/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.63	$8.30	$8.30	$7.08	$2.71	$5.85	$2.91	$3.40
Ending value (after expenses)	$953.10	$949.30	$949.10	$950.50	$955.00	$951.60	$955.10	$955.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Asset Absolute Return Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.79	$8.59	$8.59	$7.32	$2.80	$6.06	$3.01	$3.52
Ending value (after expenses)	$1,020.47	$1,016.69	$1,016.69	$1,017.95	$1,022.43	$1,019.21	$1,022.23	$1,021.73

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Multi-Asset Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

Multi-Asset Absolute Return Fund 13

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Multi-Asset Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Asset Absolute Return Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Multi-Asset Absolute Return Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Multi-Asset Absolute Return Fund 17

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees noted that they had approved an amended management contract for your fund at their meeting on January 26, 2018. In substance, the amended management contract differed from the previous management contract only in that it (i) lowered the existing fee schedule at every breakpoint level; (ii) provided for an adjustment in the fund’s performance fee structure; and (iii) provided for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund under the amended management contract would be higher than the management fee would have been under the existing management contract. The Trustees concluded that the circumstances did not indicate that further changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97%, reduced

18 Multi-Asset Absolute Return Fund

to 0.77% on January 26, 2018, of its average net assets through at least February 28, 2020. During its fiscal year ending in 2017, your fund’s expenses were sufficiently low that the fund’s total expense ratio limitation of 0.97% (the limitation at the time) was not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment

Multi-Asset Absolute Return Fund 19

process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2017. The fund seeks to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance is not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2017. Your fund’s class A shares’ return net of fees and expenses exceeded the fund’s targeted annual return, which was the return of its benchmark plus 700 basis points under the previous management contract, over the one-year period and trailed the fund’s targeted annual return over the three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered that the fund’s name and investment objective had changed in 2018, and that the fund was operating under its previous name and investment objective during the periods for which the Trustees were reviewing the fund’s performance. The Trustees noted that the fund’s targeted annual return had been reduced to the return of its benchmark plus 500 basis points under the fund’s amended management contract. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven

20 Multi-Asset Absolute Return Fund

approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Multi-Asset Absolute Return Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Asset Absolute Return Fund (formerly known as Putnam Absolute Return 700 Fund) (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Multi-Asset Absolute Return Fund 23

The fund’s portfolio 10/31/18

COMMON STOCKS (17.7%)*	Shares	Value
Basic materials (2.4%)
Anhui Conch Cement Co., Ltd. (China)	873,000	$4,488,762
Astral Foods, Ltd. (South Africa)	32,937	442,018
Catcher Technology Co., Ltd. (Taiwan)	441,000	4,485,384
Evraz PLC (Russia)	740,854	5,141,992
Formosa Chemicals & Fibre Corp. (Taiwan)	1,427,000	5,133,593
Formosa Plastics Corp. (Taiwan)	1,085,000	3,519,802
Freeport-McMoRan, Inc. (Indonesia)	87,136	1,015,134
Kumba Iron Ore, Ltd. (South Africa)	95,800	1,876,712
Lotte Chemical Corp. (South Korea)	15,336	3,542,277
PTT Global Chemical PCL (Thailand)	2,109,900	4,900,824
Sinopec Shanghai Petrochemical Co., Ltd. (China)	3,132,000	1,371,775
		35,918,273
Capital goods (0.5%)
China Railway Group, Ltd. (China)	3,986,000	3,572,276
Daelim Industrial Co., Ltd. (South Korea)	22,794	1,524,270
United Tractors Tbk PT (Indonesia)	292,000	644,271
Weichai Power Co., Ltd. Class H (China)	2,139,000	2,142,645
		7,883,462
Communication services (1.1%)
Advanced Info Service PCL (Thailand)	175,700	1,025,579
China Mobile, Ltd. (China)	135,500	1,266,220
LG Uplus Corp. (South Korea)	298,622	4,224,425
SK Telecom Co., Ltd. (South Korea)	21,353	5,019,079
Telkom SA SOC, Ltd. (South Africa)	253,827	923,085
TIM Participacoes SA (Brazil)	1,490,100	4,640,672
		17,099,060
Consumer cyclicals (2.0%)
Astro Malaysia Holdings Bhd (Malaysia)	366,900	118,263
Caesars Entertainment Corp. † S	8,098	69,562
Dongfeng Motor Group Co., Ltd. (China)	2,582,000	2,553,791
Ford Otomotiv Sanayi AS (Turkey)	96,646	1,037,419
Geely Automobile Holdings, Ltd. (China)	1,027,000	1,981,413
Guangzhou Automobile Group Co., Ltd. Class H (China)	924,000	930,127
Haier Electronics Group Co., Ltd. (China)	312,000	650,183
Itausa — Investimentos Itau SA (Preference) (Brazil)	126,060	380,737
Mr Price Group, Ltd. (South Africa)	195,283	3,057,415
Pou Chen Corp. (Taiwan)	314,000	319,370
President Chain Store Corp. (Taiwan)	357,000	4,035,532
Qualicorp SA (Brazil)	828,900	3,207,352
Sinotruk Hong Kong, Ltd. (China)	2,027,500	2,935,207
Smiles Fidelidade SA (Brazil)	195,800	1,959,841
Wal-Mart de Mexico SAB de CV (Mexico)	2,064,207	5,278,078
Zhongsheng Group Holdings, Ltd. (China)	634,000	1,149,960
		29,664,250
Consumer staples (0.7%)
Estacio Participacoes SA (Brazil)	34,500	214,426
Indofood Sukses Makmur Tbk PT (Indonesia)	1,640,800	645,820
LG Corp. (South Korea)	17,902	1,044,798

24 Multi-Asset Absolute Return Fund

COMMON STOCKS (17.7%)* cont.	Shares	Value
Consumer staples cont.
Sao Martinho SA (Brazil)	159,400	$830,945
Turkiye Sise ve Cam Fabrikalari AS (Turkey)	453,511	383,768
Uni-President Enterprises Corp. (Taiwan)	2,265,000	5,499,450
Want Want China Holdings, Ltd. (China)	3,547,000	2,528,633
		11,147,840
Energy (1.0%)
CHC Group, LLC (acquired 3/23/17, cost $27,318) (Units)
(Cayman Islands) † ∆∆	1,884	14,601
China Petroleum & Chemical Corp. (Sinopec) (China)	6,660,000	5,385,671
Ecopetrol SA ADR (Colombia) S	49,136	1,142,903
Halcon Resources Corp. † S	32,166	106,791
Jastrzebska Spolka Weglowa SA (Poland) †	45,587	879,152
PTT PCL (Foreign depositary shares) (Thailand)	3,775,200	5,665,647
SandRidge Energy, Inc. †	35,031	313,527
Thai Oil PCL (Thailand)	459,300	1,174,229
		14,682,521
Financials (4.8%)
Agile Group Holdings, Ltd. (China)	1,820,000	2,089,435
Agricultural Bank of China, Ltd. (China)	11,544,000	5,051,193
Banco de Chile ADR (Chile)	9,654	799,641
Banco Santander (Brasil) S.A. (Units) (Brazil)	370,800	4,204,692
Banco Santander Chile ADR (Chile)	102,116	3,008,337
Bank of China, Ltd. (China)	7,643,000	3,248,555
Bank of Communications Co., Ltd. (China)	6,385,000	4,779,291
China Construction Bank Corp. (China)	11,053,000	8,740,984
Country Garden Holdings co., Ltd. (China)	3,072,000	3,270,696
FirstRand, Ltd. (South Africa)	625,346	2,726,047
Fosun International, Ltd. (China)	2,207,500	3,238,423
Guangzhou R&F Properties Co., Ltd. (China)	1,524,800	2,405,001
Hana Financial Group, Inc. (South Korea)	85,353	2,878,246
Industrial & Commercial Bank of China, Ltd. (China)	10,926,000	7,364,615
Industrial Bank of Korea (South Korea)	162,132	2,120,332
IRB Brasil Resseguros SA (Brazil)	159,600	3,107,515
Itau Unibanco Holding SA (Preference) (Brazil)	313,600	4,150,155
KB Financial Group, Inc. (South Korea)	6,557	272,830
Korea Investment Holdings Co., Ltd. (South Korea)	56,120	2,937,946
Sberbank of Russia PJSC ADR (Russia)	199,554	2,354,737
Shinhan Financial Group Co., Ltd. (South Korea)	45,180	1,679,199
Turkiye Is Bankasi AS Class C (Turkey)	565,634	403,764
Yuanta Financial Holding Co., Ltd. (Taiwan)	4,498,000	2,186,799
		73,018,433
Health care (0.4%)
China Shineway Pharmaceutical Group, Ltd. (China)	479,000	555,778
Concordia International Corp. (Canada) †	8,181	166,175
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (China)	316,000	1,157,508
Hypermarcas SA (Brazil)	427,658	3,422,183
St Shine Optical Co., Ltd. (Taiwan)	43,000	759,441
		6,061,085

Multi-Asset Absolute Return Fund 25

COMMON STOCKS (17.7%)* cont.	Shares	Value
Technology (3.8%)
Alibaba Group Holding, Ltd. ADR (China) †	42,817	$6,092,003
AU Optronics Corp. (Taiwan)	436,000	173,003
Avaya Holdings Corp. †	75,496	1,239,650
Gigabyte Technology Co., Ltd. (Taiwan)	2,044,000	2,655,405
HannStar Display Corp. (Taiwan)	2,027,000	442,655
Naspers, Ltd. Class N (South Africa)	4,619	811,767
Radiant Opto-Electronics Corp. (Taiwan)	633,000	1,647,409
Samsung Electronics Co., Ltd. (South Korea)	459,062	17,168,733
SK Hynix, Inc. (South Korea)	105,595	6,358,687
Synnex Technology International Corp. (Taiwan)	996,000	1,065,319
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	186,890	7,120,509
Tencent Holdings, Ltd. (China)	236,500	8,016,180
Tianneng Power International, Ltd. (China)	1,092,000	872,006
Tripod Technology Corp. (Taiwan)	591,000	1,434,098
YY, Inc. ADR (China) †	26,315	1,681,529
		56,778,953
Transportation (0.3%)
AirAsia Bhd (Malaysia)	2,092,200	1,313,764
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	195,874	1,025,884
Imperial Holdings, Ltd. (South Africa)	208,842	2,306,216
		4,645,864
Utilities and power (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	346,500	2,602,358
Glow Energy PCL (Thailand)	299,400	756,403
Inter RAO UES PJSC (Russia)	26,694,233	1,616,896
Manila Electric Co. (Philippines)	52,190	359,362
Tenaga Nasional Bhd (Malaysia)	1,435,800	5,036,671
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	20,531
		10,392,221
Total common stocks (cost $278,917,967)		$267,291,962

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.4%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 12/1/48	$15,000,000	$15,361,524
4.50%, TBA, 11/1/48	15,000,000	15,384,375
4.00%, TBA, 11/1/48	5,000,000	5,030,860
		35,776,759
U.S. Government Agency Mortgage Obligations (11.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.50%, TBA, 11/1/48	1,000,000	973,359
3.50%, 8/1/43	583,752	573,466
3.00%, 3/1/43	528,485	503,896
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 11/1/48	3,000,000	3,180,234
5.50%, 1/1/38	1,385,530	1,489,532
4.30%, 6/1/27 [i]	1,418,109	1,457,578
4.00%, TBA, 11/1/48	28,000,000	27,997,813

26 Multi-Asset Absolute Return Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (13.4%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.50%, TBA, 12/1/48	$22,000,000	$21,388,125
3.50%, TBA, 11/1/48	58,000,000	56,450,310
3.50%, with due dates from 6/1/42 to 6/1/56	3,522,427	3,436,869
3.50%, 9/1/37 [i]	855,633	838,926
3.00%, TBA, 11/1/48	30,000,000	28,371,093
3.00%, 2/1/43	1,137,185	1,084,354
3.00%, 6/1/31 [i]	659,887	654,592
2.50%, TBA, 11/1/48	21,000,000	19,187,110
		167,587,257
Total U.S. government and agency mortgage obligations (cost $204,692,790)		$203,364,016

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
2.25%, 7/31/21 [i]	$300,000	$296,373
2.125%, 6/30/21 [i]	21,000	20,727
1.75%, 9/30/19 [i]	162,000	160,863
1.625%, 6/30/19 [i]	110,000	109,909
Total U.S. treasury obligations (cost $587,872)		$587,872

	Principal
COMMODITY LINKED NOTES (10.3%)*†††	amount	Value
Bank of America Corp. 144A unsub. notes 1-month LIBOR less 0.22%,
2019 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6 Excess
Return Strategy multiplied by 3)	$7,700,000	$7,378,553
Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less
0.20%, 2019 (Indexed to the BofA Merrill Lynch Commodity MLBX4SX6
Excess Return Strategy multiplied by 3)	20,000,000	18,507,291
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month USD
LIBOR less 0.21%, 2019 (Indexed to the Citi Commodities F3 vs
F0 — 4x Leveraged CVIC4X30 Index multiplied by 3)	16,642,477	15,442,488
Citigroup Global Markets Holdings, Inc. 144A sr. notes 1-month USD
LIBOR less 0.18%, 2019 (Indexed to the Citi Cross-Asset Trend 10% Vol
Index multiplied by 3)	17,400,000	18,415,095
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2019
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	21,200,000	21,210,758
Deutsche Bank AG/London 144A sr. unsec. notes 1-month LIBOR less
0.16%, 2018 (Indexed to the S&P GSCI Total Return Index multiplied by 3)
(United Kingdom)	33,660,000	40,102,524
Citigroup Global Markets Holdings, Inc. sr. notes Ser. N, 1-month
LIBOR less 0.13%, 2018 (Indexed to the S&P GSCI Total Return Index
multiplied by 3)	4,349,000	6,336,184
Deutsche Bank AG/London 144A sr. unsec. notes 1-month LIBOR less
0.16%, 2018 (Indexed to the S&P GSCI Total Return Index multiplied by 3)
(United Kingdom)	2,604,000	3,792,205
UBS AG/London 144A sr. notes 1-month LIBOR less 0.25%, 2019
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	23,951,000	24,644,473
Total commodity Linked Notes (cost $147,506,477)		$155,829,571

Multi-Asset Absolute Return Fund 27

INVESTMENT COMPANIES (9.6%)*	Shares	Value
Consumer Discretionary Select Sector SPDR Fund S	183,000	$19,284,540
Energy Select Sector SPDR Fund S	279,878	18,796,606
Financial Select Sector SPDR Fund S	767,400	20,167,272
Health Care Select Sector SPDR Fund S	224,800	19,939,760
iShares MSCI India ETF (India) S	855,522	25,828,209
Technology Select Sector SPDR Fund S	282,200	19,556,460
Utility Select Sector SPDR Fund S	396,200	21,271,978
Total investment companies (cost $141,015,188)		$144,844,825

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)*	amount	Value
Agency collateralized mortgage obligations (6.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.119%, 6/15/34	$211,432	$233,623
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,482,230	348,788
IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%),
4.221%, 10/15/40	2,834,662	436,027
Ser. 4568, Class MI, IO, 4.00%, 4/15/46	8,845,513	1,979,184
Ser. 4530, Class HI, IO, 4.00%, 11/15/45	5,697,522	1,279,037
Ser. 4389, Class IA, IO, 4.00%, 9/15/44	5,476,924	1,270,964
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	4,488,916	799,898
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	3,320,912	482,151
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	1,966,971	287,516
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	1,776,374	127,527
IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.771%, 8/15/38	6,111,616	357,037
IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
3.721%, 5/15/41	2,017,096	1,814,748
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,175,822	233,725
Ser. 4501, Class BI, IO, 3.50%, 10/15/43	2,377,354	416,869
Ser. 4663, Class KI, IO, 3.50%, 11/15/42	2,581,181	306,205
Ser. 4136, Class IW, IO, 3.50%, 10/15/42	3,556,136	465,976
Ser. 4097, Class PI, IO, 3.50%, 11/15/40	3,844,898	453,251
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	3,391,171	400,582
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	6,695,987	658,349
Ser. 4134, Class PI, IO, 3.00%, 11/15/42	5,159,143	611,358
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,551,793	225,512
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	4,970,354	455,798
FRB Ser. 8, Class A9, IO, 0.43%, 11/15/28 W	215,565	2,964
FRB Ser. 59, Class 1AX, IO, 0.278%, 10/25/43 W	628,875	6,191
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	994,402	7,148
Ser. 315, PO, zero %, 9/15/43	2,092,442	1,612,151
Ser. 3206, Class EO, PO, zero %, 8/15/36	16,568	13,736
Ser. 3175, Class MO, PO, zero %, 6/15/36	14,782	11,885
Federal National Mortgage Association
IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%),
16.093%, 5/25/35	55,978	64,787
IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR) + 23.10%),
15.115%, 11/25/35	75,322	91,207
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
8.337%, 5/25/40	814,628	875,467

28 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.831%, 2/25/25	$161,606	$174,047
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	215,595	232,258
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	4,357,022	1,077,018
Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	3,988,239	878,456
Ser. 15-28, IO, 5.50%, 5/25/45	6,276,777	1,413,970
Ser. 397, Class 2, IO, 5.00%, 9/25/39	35,881	8,044
Ser. 17-113, IO, 5.00%, 1/25/38	1,372,233	221,119
Ser. 12-104, Class QI, IO, 4.50%, 5/25/42	1,791,281	372,121
Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	4,817,261	965,524
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	2,111,394	465,668
Ser. 14-47, Class IP, IO, 4.00%, 3/25/44	5,121,389	959,940
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	5,087,224	1,062,584
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	4,030,070	641,365
IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.819%, 2/25/47	10,115,312	1,333,603
Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	2,651,918	396,457
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	1,207,528	233,064
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	2,645,624	288,600
Ser. 14-10, IO, 3.50%, 8/25/42	2,585,080	475,729
Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	2,452,968	221,708
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	3,467,723	493,590
IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%),
3.469%, 10/25/47	12,652,473	1,408,726
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,927,711	306,795
Ser. 6, Class BI, IO, 3.00%, 12/25/42	4,133,614	257,243
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	3,157,342	227,970
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	4,271,099	237,815
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	5,346,626	344,540
Ser. 98-W2, Class X, IO, 0.406%, 6/25/28 W	1,400,288	45,509
Ser. 98-W5, Class X, IO, 0.233%, 7/25/28 W	414,556	11,918
Ser. 08-36, Class OV, PO, zero %, 1/25/36	11,134	9,374
Government National Mortgage Association
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	1,058,427	252,700
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	5,603,191	1,182,834
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,837,293	643,186
Ser. 14-76, IO, 5.00%, 5/20/44	3,180,407	758,635
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	2,735,602	575,919
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	5,534,751	1,349,468
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,136,540	257,017
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	62,876	5,281
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	787,960	182,657
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,214,326	278,263
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,959,141	891,108
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,040,717	715,511
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	1,099,692	247,389
Ser. 16-49, IO, 4.50%, 11/16/45	3,087,365	686,570

Multi-Asset Absolute Return Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	$5,617,358	$1,227,949
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	6,359,593	871,137
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	2,263,136	493,567
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	642,881	96,606
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,925,904	409,389
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	928,924	197,591
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,504,796	319,121
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,092,099	224,865
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	508,649	119,014
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	2,132,286	192,076
IFB Ser. 11-81, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.71%),
4.425%, 11/16/36	458,552	18,127
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	3,585,656	642,478
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,825,337	293,679
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	2,280,217	400,201
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	5,030,307	1,082,844
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	3,761,644	713,247
Ser. 15-40, IO, 4.00%, 3/20/45	1,475,095	300,778
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	1,050,810	166,069
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,525,947	273,734
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	597,778	97,981
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,960,306	393,464
Ser. 14-104, IO, 4.00%, 3/20/42	5,135,544	830,931
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	2,004,735	344,534
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	3,386,542	538,083
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	948,681	46,168
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	4,478,143	356,423
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
3.97%, 7/20/48	6,117,841	848,850
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.87%, 9/20/43	835,161	109,323
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.82%, 7/16/43	907,637	118,029
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.77%, 2/20/41	1,784,388	239,401
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
3.72%, 11/20/39	2,822,095	204,291
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	4,216,077	709,271
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	2,105,571	399,799
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	2,242,898	304,565
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,838,679	259,404
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,879,699	453,783
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,016,182	357,409
Ser. 12-145, IO, 3.50%, 12/20/42	1,942,774	406,319
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	969,634	169,114
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	1,380,658	139,032
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	1,585,636	214,362
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	2,959,970	378,669

30 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	$2,504,222	$257,184
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	2,628,355	260,068
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	2,696,474	129,242
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	5,574,126	682,918
Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,955,374	265,742
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	3,391,359	432,398
Ser. 15-118, Class EI, IO, 3.50%, 7/20/39	4,776,451	428,878
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	5,119,023	398,557
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	7,801,722	600,717
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	9,125,531	597,084
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	2,844,493	272,980
Ser. 15-H22, Class GI, IO, 2.575%, 9/20/65 W	9,033,049	1,098,419
Ser. 16-H23, Class NI, IO, 2.483%, 10/20/66 W	8,562,360	965,834
Ser. 17-H02, Class BI, IO, 2.397%, 1/20/67 W	6,737,659	848,945
Ser. 16-H04, Class HI, IO, 2.366%, 7/20/65 W	5,587,486	515,166
Ser. 15-H20, Class CI, IO, 2.364%, 8/20/65 W	15,731,541	1,575,215
FRB Ser. 15-H16, Class XI, IO, 2.333%, 7/20/65 W	10,598,665	1,045,028
Ser. 15-H25, Class BI, IO, 2.149%, 10/20/65 W	15,333,770	1,372,372
FRB Ser. 16-H16, Class DI, IO, 2.13%, 6/20/66 W	5,623,509	653,733
Ser. 16-H11, Class HI, IO, 2.089%, 1/20/66 W	5,393,303	498,881
Ser. 17-H11, Class NI, IO, 2.038%, 5/20/67 W	13,820,311	1,451,879
Ser. 15-H24, Class HI, IO, 2.028%, 9/20/65 W	19,989,444	1,417,511
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	11,018,952	1,034,680
Ser. 15-H19, Class NI, IO, 1.906%, 7/20/65 W	15,411,752	1,394,764
Ser. 15-H25, Class EI, IO, 1.847%, 10/20/65 W	11,154,786	941,464
Ser. 15-H18, Class IA, IO, 1.82%, 6/20/65 W	7,735,957	492,007
Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65 W	15,997,688	1,426,594
Ser. 15-H26, Class GI, IO, 1.79%, 10/20/65 W	10,479,215	916,931
Ser. 15-H26, Class EI, IO, 1.726%, 10/20/65 W	11,536,923	984,100
Ser. 17-H14, Class DI, IO, 1.704%, 6/20/67 W	11,948,618	824,252
Ser. 15-H09, Class BI, IO, 1.692%, 3/20/65 W	15,759,107	1,247,475
Ser. 15-H26, Class DI, IO, 1.653%, 10/20/65 W	6,121,086	584,460
Ser. 15-H10, Class EI, IO, 1.629%, 4/20/65 W	14,286,388	724,706
Ser. 15-H24, Class BI, IO, 1.612%, 8/20/65 W	18,693,352	850,062
Ser. 15-H25, Class AI, IO, 1.611%, 9/20/65 W	14,978,925	1,130,909
Ser. 14-H21, Class AI, IO, 1.595%, 10/20/64 W	12,220,870	994,608
Ser. 15-H14, Class BI, IO, 1.578%, 5/20/65 W	17,904,489	872,504
Ser. 11-H15, Class AI, IO, 1.553%, 6/20/61 W	4,823,912	259,285
Ser. 15-H09, Class AI, IO, 1.524%, 4/20/65 W	11,004,237	948,004
Ser. 16-H08, Class GI, IO, 1.425%, 4/20/66 W	16,007,637	903,007
Ser. 16-H02, Class BI, IO, 1.401%, 11/20/65 W	14,980,313	1,305,744
Ser. 16-H03, Class AI, IO, 1.355%, 1/20/66 W	11,735,059	1,070,824
Ser. 11-H08, Class GI, IO, 1.262%, 3/20/61 W	9,709,419	400,999
Ser. 16-H04, Class KI, IO, 1.254%, 2/20/66 W	11,047,181	814,730
Ser. 16-H07, Class HI, IO, 1.105%, 2/20/66 W	7,461,030	651,229
Ser. 15-H26, Class CI, IO, 0.88%, 8/20/65 W	29,720,551	353,675

Multi-Asset Absolute Return Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	$40,062	$—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	108,189	947
FRB Ser. 98-3, IO, zero %, 9/19/27 W	50,929	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	87,324	—
		91,979,342
Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.221%, 1/15/49 W	1,346,576	2,032
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 08-1, Class C, 6.571%, 2/10/51 (In default) † W	1,205,213	301,303
FRB Ser. 04-4, Class XC, IO, 0.322%, 7/10/42 W	34,870	—
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class C, 5.504%, 11/10/42 W	721,000	324,450
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.465%, 1/12/45 W	884,000	826,540
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	806,000	806,000
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	489,000	498,927
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.27%, 3/11/39 W	2,381,230	1,666,861
FRB Ser. 06-PW11, Class C, 5.27%, 3/11/39 (In default) † W	704,000	84,480
Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
6.189%, 3/15/49 W	176	176
COMM Mortgage Trust 144A Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	725,000	524,796
COMM Mortgage Trust 144A Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,056,000	855,283
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.012%, 5/15/38 W	188,814	669
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	7,639	7,639
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.529%, 9/10/47 W	554,000	486,092
FRB Ser. 13-GC10, Class E, 4.397%, 2/10/46 W	1,600,000	1,237,688
FRB Ser. 06-GG8, Class X, IO, 0.871%, 11/10/39 W	10,542,955	178,703
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.814%, 2/15/47 W	2,751,000	2,462,833
FRB Ser. 13-C14, Class E, 4.566%, 8/15/46 W	1,491,000	1,214,320
FRB Ser. 13-C12, Class E, 4.096%, 7/15/45 W	1,800,000	1,350,178
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 07-LDPX, Class X, IO, 0.151%, 1/15/49 W	1,525,298	1,976
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class F, 5.14%, 5/15/45 W	766,000	669,923
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	370,000	279,492
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	1,166,000	886,497
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.182%, 2/15/40 W	183,629	19
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39 W	68,801	68,736
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	398,449	11

32 Multi-Asset Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.606%, 12/12/49 W	$871,388	$7,157
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.703%, 8/15/47 W	538,000	483,887
FRB Ser. 13-C11, Class E, 4.357%, 8/15/46 W	1,350,000	607,500
FRB Ser. 13-C11, Class F, 4.357%, 8/15/46 W	1,720,000	602,000
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	2,973,000	2,700,885
Ser. 14-C15, Class F, 4.00%, 4/15/47	387,000	309,183
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	755,104	203,878
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	3,008,000	2,841,838
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class G,
5.154%, 7/15/49 W	795,000	698,606
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F,
4.893%, 5/10/63 W	853,000	585,840
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.076%, 6/15/45 W	90,465	82,015
FRB Ser. 06-C29, IO, 0.279%, 11/15/48 W	1,367,316	55
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.241%, 10/15/44 W	956,000	908,200
FRB Ser. 07-C31, IO, 0.002%, 4/15/47 W	3,102,111	—
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.287%, 7/15/46 W	1,041,000	909,396
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.231%, 6/15/44 W	146,000	139,651
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,355,000	981,504
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	183,168
FRB Ser. 13-C15, Class D, 4.473%, 8/15/46 W	673,004	579,568
FRB Ser. 12-C10, Class E, 4.442%, 12/15/45 W	697,000	453,050
Ser. 13-C12, Class E, 3.50%, 3/15/48	280,000	214,257
		28,227,262
Residential mortgage-backed securities (non-agency) (1.2%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 2.471%, 5/25/47	300,135	235,969
BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, (1 Month
US LIBOR + 0.17%), 2.386%, 6/26/35	349,609	347,846
Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, (1 Month US LIBOR
+ 2.93%), 5.206%, 4/25/34	260,791	275,488
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, (1 Month
US LIBOR + 6.30%), 8.581%, 7/25/25 (Bermuda)	919,000	938,544
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.631%, 3/25/37	849,100	726,507
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A6, (1 Month US LIBOR + 0.82%),
3.101%, 8/25/35	672,492	601,880
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.906%, 8/25/46	496,886	442,344
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 2.901%, 4/25/35	394,684	352,673

Multi-Asset Absolute Return Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (9.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR
+ 10.00%), 12.287%, 7/25/28	$1,237,005	$1,637,605
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.531%, 9/25/28	2,224,425	3,259,650
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 14.031%, 8/25/28	1,134,700	1,622,893
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.981%, 4/25/28	1,579,782	1,826,838
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.831%, 4/25/28	129,540	146,763
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 7.281%, 7/25/25	306,264	344,390
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.281%, 7/25/25	371,335	412,789
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 7.131%, 10/25/29	290,000	329,141
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.531%, 4/25/29	56,000	63,392
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	142,597	156,472
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 5.931%, 9/25/29	90,000	98,520
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.881%, 1/25/30	310,000	324,913
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 5.081%, 2/25/30	130,000	135,092
GSAA Trust FRB Ser. 07-6, Class 1A1, (1 Month US LIBOR + 0.12%),
2.401%, 5/25/47	254,209	203,196
MortgageIT Trust FRB Ser. 04-1, Class M2, (1 Month US LIBOR
+ 1.01%), 3.286%, 11/25/34	315,685	310,763
Residential Accredit Loans, Inc. FRB Ser. 06-QO10, Class A1,
(1 Month US LIBOR + 0.16%), 2.441%, 1/25/37	302,858	291,611
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 2.496%, 5/25/46	234,436	223,886
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
3.131%, 5/25/47	190,276	162,171
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.461%, 1/25/37	1,230,486	1,155,791
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR14,
Class 1A2, 3.757%, 12/25/35 W	897,644	899,509
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 4.515%, 3/25/36 W	314,243	309,844
		17,836,480
Total mortgage-backed securities (cost $144,856,029)		$138,043,084

34 Multi-Asset Absolute Return Fund

		Principal
CORPORATE BONDS AND NOTES (4.1%)*		amount	Value
Basic materials (0.5%)
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		$1,045,000	$1,116,844
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)		2,585,000	2,530,069
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		415,000	424,338
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		440,000	440,000
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		953,000	989,929
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		1,468,000	1,508,370
			7,009,550
Capital goods (0.5%)
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19		505,000	520,150
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		2,500,000	2,575,000
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		2,010,000	2,165,775
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		1,144,000	1,135,420
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.00%, 4/29/20		840,000	839,924
			7,236,269
Communication services (0.7%)
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)		2,500,000	2,328,125
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 5.125%, 12/15/21		4,215,000	4,203,535
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 5.125%, 12/15/21		240,000	239,347
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R		840,000	806,186
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		200,000	161,000
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		1,500,000	1,554,375
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	425,000	534,318
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25		$1,072,000	771,518
			10,598,404
Consumer cyclicals (0.2%)
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		1,343,000	1,307,746
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		1,300,000	1,365,000
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		885,000	637,200
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23		390,000	358,800
			3,668,746

Multi-Asset Absolute Return Fund 35

	Principal
CORPORATE BONDS AND NOTES (4.1%)* cont.	amount	Value
Consumer staples (0.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	$1,080,000	$1,070,550
		1,070,550
Energy (0.5%)
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	198,000	176,220
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,413,000	1,421,831
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	2,174,000	2,253,025
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	143,000	137,995
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	496,000	500,340
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	471,000	488,074
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	135,000	127,575
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	1,064,000	1,016,120
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	2,625,000	465,938
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	248,000	241,004
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	405,000	399,330
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	393,000	401,843
		7,629,295
Financials (0.5%)
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	1,880,000	1,943,224
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	600,000	613,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	2,015,000	2,034,263
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	1,000,000	965,000
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	1,800,000	1,764,000
		7,319,987
Health care (0.2%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	1,841,000	1,755,854
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	400,000	343,000
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	1,220,000	1,259,650
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	110,000	112,475
		3,470,979

36 Multi-Asset Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (4.1%)* cont.	amount	Value
Technology (0.4%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	$1,000,000	$—
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	3,000,000	3,111,000
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,315,000	3,306,713
		6,417,713
Utilities and power (0.5%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	3,529,000	3,537,823
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	3,308,000	3,523,020
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	175,000	179,580
		7,240,423
Total corporate bonds and notes (cost $61,641,826)		$61,661,916

	Principal
SENIOR LOANS (2.7%)*[c]	amount	Value
Capital goods (0.3%)
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.992%, 2/5/23	$426,319	$426,386
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.576%, 5/30/25	255,571	253,973
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.853%, 6/9/23	935,429	930,327
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.313%, 11/15/23	2,034,580	2,009,147
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.95%, 10/23/25	835,897	833,808
		4,453,641
Communication services (0.2%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 6.50%), 8.742%, 8/4/25	2,558,000	2,624,081
Asurion, LLC bank term loan FRN Ser. B4, (BBA LIBOR USD 3 Month
+ 3.00%), 5.242%, 8/4/22	809,541	810,300
		3,434,381
Consumer cyclicals (1.3%)
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.259%, 7/2/22	1,667,720	1,242,452
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	400,985	402,990
Diamond Resorts International, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.75%), 5.00%, 9/2/23	1,117,285	1,085,164
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.075%, 10/4/23	1,081,029	1,082,549
Greektown Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.992%, 4/25/24	859,125	855,903
iHeartCommunications, Inc. bank term loan FRN Ser. D,
(BBA LIBOR USD 3 Month + 6.75%), 8.992%, 1/30/19 (In default) †	1,617,000	1,168,957
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.477%, 10/16/23	3,844,523	3,846,127
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.531%, 10/25/20	2,070,621	1,881,677

Multi-Asset Absolute Return Fund 37

	Principal
SENIOR LOANS (2.7%)*[c] cont.	amount	Value
Consumer cyclicals cont.
Sabre GLBL, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.00%), 3.984%, 2/22/24	$983,220	$982,167
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.539%, 8/14/24	2,666,571	2,639,906
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.50%), 10.742%, 3/19/21	2,100,319	2,079,316
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.50%), 6.742%, 3/19/20	655,625	649,068
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.242%, 1/27/24	757,897	758,844
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.242%, 12/27/20	60,808	60,884
Univision Communications, Inc. bank term loan FRN Ser. C5,
(BBA LIBOR USD 3 Month + 2.75%), 4.992%, 3/15/24	1,091,583	1,044,963
		19,780,967
Consumer staples (0.1%)
CEC Entertainment, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.492%, 2/14/21	410,650	392,581
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.813%, 9/7/23	2,042,526	1,487,980
		1,880,561
Energy (—%)
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.781%, 3/30/23	76,667	76,890
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.172%, 4/16/21	392,606	392,279
		469,169
Financials (0.3%)
Capital Automotive LP bank term loan FRN (BBA LIBOR USD
3 Month + 6.00%), 8.25%, 3/24/25	947,901	971,598
Freedom Mortgage Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 7.036%, 2/23/22	962,500	968,114
VGD Merger Sub, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.25%), 5.50%, 8/18/23	2,141,300	2,152,007
		4,091,719
Health care (0.3%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.534%, 4/28/22	401,590	389,543
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.786%, 8/18/22	1,548,000	1,542,195
Kinetic Concepts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.285%, 2/3/24	1,614,563	1,618,935
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.568%, 6/1/25	1,207,800	1,202,767
		4,753,440
Technology (0.2%)
First Data Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.287%, 4/26/24	998,952	996,637
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.136%, 2/1/22	620,429	617,844

38 Multi-Asset Absolute Return Fund

		Principal
SENIOR LOANS (2.7%)*[c] cont.		amount	Value
Technology cont.
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23		$855,668	$830,211
			2,444,692
Total senior loans (cost $42,737,663)			$41,308,570

		Principal
ASSET-BACKED SECURITIES (1.0%)*		amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.081%, 11/25/50		$2,307,000	$2,307,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.082%, 4/24/19		4,571,000	4,571,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 9/24/19		4,465,000	4,465,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 7/24/19		3,787,000	3,787,000
Total asset-backed securities (cost $15,130,000)			$15,130,000

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.9%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		$200,000	$158,200
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		225,000	186,525
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		535,000	411,950
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		275,000	217,030
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		255,000	216,113
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 50.315%, 5/31/22 (Argentina)	ARS	13,300,000	369,547
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$1,510,000	1,191,692
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		735,000	656,927
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		1,520,000	1,278,700
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		1,005,000	1,057,763
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		918,000	882,428
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	296,625
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		1,250,000	1,312,500
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		555,000	480,769
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		1,700,000	1,471,286
Ivory Coast (Republic of) 144A sr. unsec. notes 5.25%, 3/22/30
(Ivory Coast)	EUR	190,000	197,017

Multi-Asset Absolute Return Fund 39

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.9%)* cont.	amount	Value
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	$1,495,000	$1,472,055
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	410,000	354,650
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	1,310,000	1,248,251
Venezuela (Republic of) sr. unsec. notes 7.65%,
4/21/25 (Venezuela)	815,000	199,675
Total foreign government and agency bonds and notes (cost $15,581,302)		$13,659,703

	Expiration	Strike
WARRANTS (0.3%)* †	date	price	Warrants	Value
Gree Electric Appliances of Zhuhai, Inc.
144A (China)	8/29/19	$0.00	766,300	$4,181,955
Halcon Resources Corp.	9/9/20	14.04	8,737	386
Total warrants (cost $4,974,993)				$4,182,341

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Citibank, N.A.
(3.031)/3 month USD-LIBOR-BBA/Jun-49	Jun-19/3.031	$1,123,100	$78,684
Morgan Stanley & Co. International PLC
(2.92875)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.92875	9,951,800	35,826
Total purchased swap options outstanding (cost $74,811)			$114,510

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.6%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Put)	Oct-19/$240.00	$38,669,779		$142,888	$1,267,448
SPDR S&P 500 ETF Trust (Put)	May-19/240.00	37,951,527		140,234	759,769
Citibank, N.A.
SPDR S&P 500 ETF Trust (Put)	Aug-19/250.00	38,232,983		141,274	1,369,661
SPDR S&P 500 ETF Trust (Put)	Jul-19/250.00	37,562,903		138,798	1,275,523
USD/JPY (Put)	Jan-19/JPY 108.00	66,961,800		66,961,800	287,869
Goldman Sachs International
EUR/USD (Call)	Nov-18/$1.16	66,744,686	EUR	58,927,900	7,943
USD/CNH (Call)	Apr-19/CNH 7.00	35,562,800		$35,562,800	651,013
HSBC Bank USA, National
Association
EUR/USD (Call)	Nov-18/$1.16	66,744,686	EUR	58,927,900	7,943
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Put)	Sep-19/260.00	38,576,412		$142,543	1,875,152
SPDR S&P 500 ETF Trust (Put)	Jun-19/245.00	40,697,881		150,382	1,105,316
Total purchased options outstanding (cost $7,242,593)					$8,607,637

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $75,429) (Cayman Islands) ∆∆	$96,895	$92,050
Total convertible bonds and notes (cost $79,468)		$92,050

40 Multi-Asset Absolute Return Fund

	Principal amount/
SHORT-TERM INVESTMENTS (52.0%)*		shares	Value
American Honda Finance Corp. commercial paper
2.262%, 11/26/18		$7,280,000	$7,267,965
Atlantic Asset Securitization, LLC asset backed commercial paper
2.334%, 11/21/18		12,896,001	12,878,533
Barclays Bank PLC CCP asset backed commercial paper
2.294%, 11/9/18		8,000,000	7,995,509
CHARTA, LLC asset backed commercial paper 2.264%, 11/14/18		5,000,000	4,995,538
Commonwealth Bank of Australia commercial paper
2.273%, 12/12/18		9,250,000	9,224,921
CRC Funding, LLC asset backed commercial paper
2.264%, 11/14/18		4,000,000	3,996,456
DNB Bank ASA/New York certificates of deposit 2.160%, 11/2/18		5,000,000	5,000,017
Fairway Finance Co., LLC asset backed commercial paper
2.273%, 12/11/18		8,000,000	7,978,534
Interest in $350,000,000 joint tri-party repurchase agreement dated 10/31/18 with HSBC Bank USA, National Association due
11/1/18 — maturity value of $56,585,474 for an effective yield of 2.210% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 5.000% and due dates
ranging from 12/1/29 to 9/1/48, valued at $357,021,916)		56,582,000	56,582,000
Interest in $326,000,000 joint tri-party repurchase agreement dated 10/31/18 with Barclays Capital, Inc. due 11/1/18 —
maturity value of $100,006,056 for an effective yield of 2.180%
(collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 0.125% to 3.875% and due
dates ranging from 4/15/21 to 8/15/40, valued at $332,540,154)		100,000,000	100,000,000
Interest in $503,000,000 joint tri-party repurchase agreement dated 10/31/18 with Citigroup Global Markets, Inc. due
11/1/18 — maturity value of $44,585,749 for an effective yield of 2.220% (collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 0.750%
to 2.250% and due dates ranging from 8/15/19 to 8/15/46, valued
at $513,080,898)		44,583,001	44,583,001
International Business Machines Corp. commercial paper
2.309%, 12/18/18		7,500,000	7,476,980
Liberty Street Funding, LLC asset backed commercial paper
2.273%, 12/14/18		8,500,000	8,475,659
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.322%, 11/6/18		9,250,000	9,246,518
MetLife Short Term Funding, LLC asset backed commercial paper
2.179%, 11/20/18		4,000,000	3,994,956
Mizuho Bank, Ltd./New York, NY commercial paper
2.206%, 11/9/18		9,750,000	9,744,657
Putnam Cash Collateral Pool, LLC 2.36% [d]	Shares	113,519,357	113,519,357
Putnam Short Term Investment Fund 2.33% L	Shares	235,711,650	235,711,650
Regency Markets No. 1, LLC asset backed commercial paper
2.274%, 11/8/18		$5,000,000	4,997,487
Simon Property Group LP commercial paper 2.178%, 11/16/18		2,500,000	2,497,486
Simon Property Group LP commercial paper 2.177%, 11/13/18		5,500,000	5,495,522
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.09% P	Shares	17,038,000	17,038,000
Total Capital Canada, Ltd. commercial paper 2.136%, 11/1/18		$9,750,000	9,749,411
U.S. Treasury Bills 2.164%, 12/13/18 # ∆ § Φ		41,929,000	41,824,073

Multi-Asset Absolute Return Fund 41

	Principal amount/
SHORT-TERM INVESTMENTS (52.0%)* cont.	shares	Value
U.S. Treasury Bills 2.062%, 11/15/18 # ∆ §	$17,515,999	$17,501,610
U.S. Treasury Bills 2.271%, 1/10/19 # ∆ §	16,215,000	16,144,965
U.S. Treasury Bills 2.103%, 11/8/18 # ∆ § Φ	6,862,000	6,859,212
U.S. Treasury Bills 2.109%, 11/23/18 # ∆ § Φ	4,479,000	4,473,112
U.S. Treasury Bills 2.019%, 11/1/18	2,610,000	2,610,000
U.S. Treasury Bills 2.127%, 12/6/18 #	429,001	428,111
Victory Receivables Corp. asset backed commercial paper
2.177%, 11/9/18	9,000,000	8,994,904
Total short-term investments (cost $787,298,728)		$787,286,144

TOTAL INVESTMENTS
Total investments (cost $1,852,337,707)		$1,842,004,201

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

42 Multi-Asset Absolute Return Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,512,800,190.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $106,651, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $15,720,434 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $21,679,343 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $171,642 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $14,217,442 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $189,084,142 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Multi-Asset Absolute Return Fund 43

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	71.4%	Japan	1.1%
China	5.5	Thailand	0.8
United Kingdom	3.2	Mexico	0.7
South Korea	2.9	South Africa	0.7
Germany	2.6	Russia	0.6
Taiwan	2.4	Australia	0.5
Canada	2.0	Other	2.2
Brazil	1.9	Total	100.0%
India	1.5

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $491,659,018)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	1/16/19	$6,221,871	$6,363,798	$(141,927)
	British Pound	Sell	12/19/18	81,489	82,835	1,346
	Canadian Dollar	Buy	1/16/19	2,280,457	2,348,337	(67,880)
	Euro	Sell	12/19/18	1,702,508	1,753,411	50,903
	Japanese Yen	Sell	11/19/18	3,707,439	3,811,633	104,194
	Norwegian Krone	Buy	12/19/18	12,302,975	12,362,582	(59,607)
	South Korean Won	Sell	2/20/19	4,196,276	4,184,929	(11,347)
	Swedish Krona	Sell	12/19/18	3,999,454	4,051,001	51,547
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	13,957,196	14,193,176	(235,980)
	British Pound	Sell	12/19/18	4,568,642	4,641,721	73,079
	Japanese Yen	Buy	11/19/18	4,254,398	4,282,687	(28,289)
	Japanese Yen	Sell	11/19/18	4,254,398	4,298,505	44,107
	Norwegian Krone	Buy	12/19/18	8,410,428	8,401,792	8,636
	Swedish Krona	Sell	12/19/18	6,640,454	6,725,853	85,399
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	4,365,154	4,428,130	(62,976)
	Canadian Dollar	Buy	1/16/19	3,340,835	3,390,892	(50,057)
	Euro	Sell	12/19/18	794,951	884,108	89,157
	Japanese Yen	Sell	11/19/18	812,951	784,391	(28,560)
	Norwegian Krone	Buy	12/19/18	2,444,303	2,456,882	(12,579)
	Swedish Krona	Sell	12/19/18	8,255,266	8,363,076	107,810
	Swiss Franc	Sell	12/19/18	1,284,009	1,305,042	21,033

44 Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $491,659,018) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	1/16/19	$9,113,049	$9,241,501	$(128,452)
	British Pound	Buy	12/19/18	4,182,082	4,323,824	(141,742)
	Canadian Dollar	Buy	1/16/19	8,634,206	8,792,338	(158,132)
	Euro	Sell	12/19/18	4,508,552	4,647,523	138,971
	Japanese Yen	Sell	11/19/18	397,402	458,307	60,905
	New Zealand Dollar	Sell	1/16/19	4,507,015	4,566,948	59,933
	Swedish Krona	Sell	12/19/18	8,147,427	8,275,563	128,136
	Swiss Franc	Sell	12/19/18	32,821	107,618	74,797
Goldman Sachs International
	Australian Dollar	Sell	1/16/19	3,258,680	3,261,962	3,282
	British Pound	Sell	12/19/18	758,387	771,171	12,784
	Canadian Dollar	Sell	1/16/19	4,873,694	4,964,471	90,777
	Euro	Sell	12/19/18	11,391,720	11,639,568	247,848
	Indian Rupee	Buy	11/19/18	4,391,621	4,490,619	(98,998)
	Indian Rupee	Sell	11/19/18	4,391,621	4,427,986	36,365
	Japanese Yen	Buy	11/19/18	2,271,627	2,306,553	(34,926)
	Japanese Yen	Sell	11/19/18	2,271,627	2,278,123	6,496
	New Taiwan Dollar	Sell	2/20/19	4,228,095	4,211,349	(16,746)
	New Zealand Dollar	Sell	1/16/19	3,390,140	3,281,414	(108,726)
	Norwegian Krone	Buy	12/19/18	22,564,365	22,356,004	208,361
	South African Rand	Sell	1/16/19	2,040,880	2,064,396	23,516
	Swedish Krona	Buy	12/19/18	41,203,716	41,931,357	(727,641)
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/16/19	3,527,378	3,435,745	(91,633)
	British Pound	Sell	12/19/18	149,268	126,135	(23,133)
	Euro	Sell	12/19/18	7,458,254	7,673,499	215,245
	Indonesian Rupiah	Buy	12/19/18	4,362,970	4,441,517	(78,547)
	Indonesian Rupiah	Sell	12/19/18	4,362,970	4,409,683	46,713
	Japanese Yen	Sell	11/19/18	4,187,971	4,256,134	68,163
	Mexican Peso	Buy	1/16/19	1,985,180	2,061,291	(76,111)
	New Zealand Dollar	Buy	1/16/19	8,572,074	8,674,955	(102,881)
	Norwegian Krone	Sell	12/19/18	4,325,533	4,473,588	148,055
	Swedish Krona	Buy	12/19/18	492,771	636,297	(143,526)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	2,859,921	2,877,350	(17,429)
	British Pound	Buy	12/19/18	1,219,261	1,257,331	(38,070)
	Canadian Dollar	Sell	1/16/19	5,333,315	5,383,722	50,407
	Euro	Sell	12/19/18	14,728,148	15,094,504	366,356
	Japanese Yen	Buy	11/19/18	4,463,992	4,477,110	(13,118)
	Japanese Yen	Sell	11/19/18	4,463,992	4,488,206	24,214
	New Zealand Dollar	Buy	1/16/19	4,069,892	4,178,122	(108,230)
	Norwegian Krone	Buy	12/19/18	9,525,016	9,578,618	(53,602)
	Singapore Dollar	Sell	2/20/19	4,180,786	4,185,283	4,497
	Swedish Krona	Sell	12/19/18	10,289,313	10,403,480	114,167

Multi-Asset Absolute Return Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $491,659,018) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	1/16/19	$1,012,844	$1,039,031	$(26,187)
	Canadian Dollar	Sell	1/16/19	2,760,393	2,756,061	(4,332)
	Euro	Sell	12/19/18	396,736	407,483	10,747
	Japanese Yen	Buy	11/19/18	4,517,118	4,488,448	28,670
	Japanese Yen	Sell	11/19/18	4,517,118	4,541,505	24,387
	New Zealand Dollar	Sell	1/16/19	4,388,999	4,432,066	43,067
	Norwegian Krone	Sell	12/19/18	19,098,847	19,121,189	22,342
	Swedish Krona	Sell	12/19/18	6,500,179	6,585,215	85,036
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/16/19	3,760,283	3,734,996	(25,287)
	British Pound	Sell	12/19/18	6,010,974	6,114,067	103,093
	Canadian Dollar	Sell	1/16/19	7,883,260	7,994,078	110,818
	Euro	Sell	12/19/18	9,996,774	10,331,472	334,698
	Japanese Yen	Sell	11/19/18	4,792,938	4,942,413	149,475
	New Zealand Dollar	Sell	1/16/19	2,522,032	2,442,390	(79,642)
	Norwegian Krone	Buy	12/19/18	5,703,741	5,676,560	27,181
	Swedish Krona	Sell	12/19/18	4,096,689	4,126,763	30,074
UBS AG
	British Pound	Sell	12/19/18	4,437,440	4,573,076	135,636
	Euro	Sell	12/19/18	17,075,011	17,611,070	536,059
	Japanese Yen	Buy	11/19/18	5,535,370	5,584,670	(49,300)
	Japanese Yen	Sell	11/19/18	5,535,370	5,569,764	34,394
	New Zealand Dollar	Sell	1/16/19	2,473,637	2,510,854	37,217
	Norwegian Krone	Buy	12/19/18	8,970,860	9,075,506	(104,646)
	Swedish Krona	Sell	12/19/18	2,152,665	2,109,356	(43,309)
WestPac Banking Corp.
	Australian Dollar	Buy	1/16/19	2,317,777	2,350,695	(32,918)
	New Zealand Dollar	Sell	1/16/19	3,876,506	3,914,344	37,838
Unrealized appreciation						4,517,931
Unrealized (depreciation)						(3,226,466)
Total						$1,291,465

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Short)	1,237	$167,721,119	$167,681,535	Dec-18	$(1,823,571)
S&P Mid Cap 400 Index E-Mini (Long)	677	123,559,270	123,538,960	Dec-18	(14,784,321)
Tokyo Price Index (Long)	287	41,869,672	41,739,443	Dec-18	(1,050,808)
U.S. Treasury Note 10 yr (Long)	7,693	911,139,688	911,139,688	Dec-18	(6,691,617)
Unrealized appreciation					—
Unrealized (depreciation)					(24,350,317)
Total					$(24,350,317)

46 Multi-Asset Absolute Return Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $142,145)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Barclays Bank PLC
2.813/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.813	$14,513,000	$97,963
Citibank, N.A.
3.09/3 month USD-LIBOR-BBA/Jun-24	Jun-19/3.09	4,991,600	60,748
2.663/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.663	14,513,000	135,406
JPMorgan Chase Bank N.A.
2.77/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.77	11,112,000	81,784
Total			$375,901

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $514,724)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
SPDR S&P 500 ETF Trust (Call)	Nov-18/$288.00	$46,481,785	$171,754	$57,505
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 105.00	66,961,800	66,961,800	121,603
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	35,562,800	35,562,800	331,943
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF Trust (Call)	Nov-18/$290.00	48,109,083	177,767	5,344
Total				$516,395

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$1,389,000	$(54,310)	$16,099
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	833,400	(89,424)	14,676
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	1,389,000	(54,310)	(22,196)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	833,400	(89,424)	(41,103)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	1,389,000	(54,310)	15,835
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	1,389,000	(54,310)	(22,071)
Goldman Sachs International
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	3,704
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	166,600	(21,033)	(6,746)

Multi-Asset Absolute Return Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	$833,400	$(116,363)	$8,051
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	833,400	(116,363)	(61,990)
Unrealized appreciation				58,365
Unrealized (depreciation)				(154,106)
Total				$(95,741)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/18 (proceeds receivable $125,826,484)
	Principal	Settlement
Agency	amount	date	Value
Federal Home Loan Mortgage Corporation, 4.50%, 11/1/48	$2,000,000	11/13/18	$2,047,891
Federal National Mortgage Association, 4.50%, 11/1/48	8,000,000	11/13/18	8,189,375
Federal National Mortgage Association, 3.50%, 11/1/48	28,000,000	11/13/18	27,251,874
Federal National Mortgage Association, 3.00%, 12/1/48	30,000,000	12/13/18	28,339,452
Federal National Mortgage Association, 3.00%, 11/1/48	47,000,000	11/13/18	44,448,045
Government National Mortgage Association, 4.50%, 11/1/48	15,000,000	11/19/18	15,384,375
Total			$125,661,012

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$19,903,700	$90,661	$(41,624)	10/5/20	2.8225% —	3 month USD-	$44,414
				Semiannually	LIBOR-BBA —
					Quarterly
76,477,000	909,159 E	121,975	12/19/28	3 month USD-	3.10% —	(787,184)
				LIBOR-BBA —	Semiannually
				Quarterly
144,365,000	696,705 E	(140,481)	12/19/23	3.05% —	3 month USD-	556,225
				Semiannually	LIBOR-BBA —
					Quarterly
294,753,000	468,657 E	(112,093)	12/19/20	3.05% —	3 month USD-	356,564
				Semiannually	LIBOR-BBA —
					Quarterly
101,203,600	254,527 E	(204,980)	12/19/23	3.10% —	3 month USD-	49,546
				Semiannually	LIBOR-BBA —
					Quarterly
227,744,600	1,725,621 E	170,460	12/19/28	3 month USD-	3.15% —	(1,555,162)
				LIBOR-BBA —	Semiannually
				Quarterly
2,237,400	43,652 E	(12,181)	12/19/48	3 month USD-	3.20% —	(55,832)
				LIBOR-BBA —	Semiannually
				Quarterly
7,157,000	23,589	(95)	10/9/28	3.259% —	3 month USD-	(26,927)
				Semiannually	LIBOR-BBA —
					Quarterly

48 Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$4,252,000	$17,977	$(56)	10/11/28	3.27% —	3 month USD-	$(19,755)
					Semiannually	LIBOR-BBA —
						Quarterly
	3,504,000	11,195	(46)	10/11/28	3 month USD-	3.258% —	12,544
					LIBOR-BBA —	Semiannually
					Quarterly
	2,887,500	3,208	(23)	10/15/23	3 month USD-	3.1545% —	3,911
					LIBOR-BBA —	Semiannually
					Quarterly
	631,000	220	(8)	10/18/28	3.2255% —	3 month USD-	(363)
					Semiannually	LIBOR-BBA —
						Quarterly
	4,530,000	18,922	(60)	10/22/28	3 month USD-	3.2705% —	19,459
					LIBOR-BBA —	Semiannually
					Quarterly
	6,332,000	19,914	(84)	10/24/28	3.259% —	3 month USD-	(20,511)
					Semiannually	LIBOR-BBA —
						Quarterly
	5,389,000	28,691	(71)	10/31/28	3 month USD-	3.1605% —	(29,140)
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	95,215,000	110,175 E	6,498	12/19/23	2.50% —	6 month AUD-	(103,677)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	12,057,000	49,632 E	(52,894)	12/19/28	6 month AUD-	2.90% —	(3,262)
					BBR-BBSW —	Semiannually
					Semiannually
CAD	41,740,000	262,593 E	203,218	12/19/23	3 month CAD-	2.65% —	(59,373)
					BA-CDOR —	Semiannually
					Semiannually
CAD	9,036,000	103,384 E	(103,025)	12/19/28	2.75% —	3 month CAD-	360
					Semiannually	BA-CDOR —
						Semiannually
CHF	38,000	167 E	(61)	12/19/23	6 month CHF-	0.05% —	106
					LIBOR-BBA —	Annually
					Semiannually
CHF	35,304,000	115,220 E	(51,886)	12/19/28	6 month CHF-	0.55% —	63,335
					LIBOR-BBA —	Annually
					Semiannually
EUR	21,853,000	16,806 E	(19,787)	12/19/23	6 month	0.40% —	(2,980)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	104,631,000	183,217 E	244,369	12/19/28	6 month	1.00% —	427,585
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	24,843,000	74,686 E	156,427	12/19/23	6 month GBP-	1.45% —	231,114
					LIBOR-BBA —	Semiannually
					Semiannually

Multi-Asset Absolute Return Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	12,802,000	$70,592 E	$(10,118)	12/19/28	6 month GBP-	1.65% —	$60,475
					LIBOR-BBA —	Semiannually
					Semiannually
NOK	357,326,000	109,659 E	6,419	12/19/23	2.05% —	6 month NOK-	(103,240)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	649,000	235 E	(202)	12/19/28	6 month NOK-	2.35% —	33
					NIBOR-NIBR —	Annually
					Semiannually
NZD	128,546,000	148,221 E	37,833	12/19/23	2.40% —	3 month NZD-	(110,387)
					Semiannually	BBR-FRA —
						Quarterly
NZD	11,810,000	29,493 E	(3,702)	12/19/28	3 month NZD-	2.90% —	25,791
					BBR-FRA —	Semiannually
					Quarterly
SEK	48,116,000	3,570 E	46,984	12/19/28	3 month SEK-	1.30% —	50,554
					STIBOR-SIDE —	Annually
					Quarterly
SEK	892,839,000	54,832 E	(51,633)	12/19/23	0.65% —	3 month SEK-	(106,466)
					Annually	STIBOR-SIDE —
						Quarterly
Total			$189,073				$(1,082,243)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$687,614,429	$704,400,297	$—	6/13/19	(3 month USD-	A basket (MLFCF14)	$16,785,869
				LIBOR-BBA plus	of common
				0.10% — Quarterly	stocks — Quarterly*
764,768,167	712,443,764	—	6/13/19	3 month USD-	Russell 1000 Total	54,686,031
				LIBOR-BBA minus	Return Index —
				0.07% — Quarterly	Quarterly
Barclays Bank PLC
469,157	468,212	—	1/12/40	4.00% (1 month	Synthetic MBX	(557)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
54,626	54,262	—	1/12/39	6.00% (1 month	Synthetic TRS	237
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
177,172	176,815	—	1/12/40	4.00% (1 month	Synthetic MBX	(210)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

50 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$7,828	$7,775	$—	1/12/38	6.50% (1 month	Synthetic TRS	$35
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,921,116	2,915,234	—	1/12/40	4.00% (1 month	Synthetic MBX	(3,468)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
913,017	912,052	—	1/12/40	4.50% (1 month	Synthetic MBX	(25)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,912,552	2,909,471	—	1/12/40	4.50% (1 month	Synthetic MBX	(79)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
270,151	269,866	—	1/12/40	4.50% (1 month	Synthetic MBX	(7)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,024,493	1,025,369	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(2,538)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
156,236	155,165	—	1/12/38	6.50% (1 month	Synthetic TRS	691
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
234,385	234,037	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(1,411)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,168,490	2,164,966	—	1/12/40	5.00% (1 month	Synthetic MBX	(859)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,604,310	15,578,986	—	1/12/41	5.00% (1 month	Synthetic MBX	(6,204)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,153,152	17,153,152	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(30,287)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
108,337,508	110,565,833	—	7/26/19	3 month USD-	Russell 1000 Total	(2,181,053)
				LIBOR-BBA plus	Return Index —
				0.11% — Quarterly	Quarterly

Multi-Asset Absolute Return Fund 51

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$678,802,838	$638,455,304	$—	11/27/18	(3 month USD-	A basket	$(41,092,576)
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly*
1,198,210	1,120,921	—	7/5/22	1 month USD-	ACI Worldwide,	78,706
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
1,504,116	1,627,616	—	7/5/22	1 month USD-	Aerojet Rocketdyne	(121,722)
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
1,557,614	1,351,142	—	7/5/22	1 month USD-	Allscripts	208,313
				LIBOR-BBA minus	Healthcare
				0.35% — Monthly	Solutions, Inc. —
					Monthly
4,928,491	4,678,108	—	7/5/22	1 month USD-	Ally Financial Inc —	228,592
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,540,698	1,520,840	—	7/5/22	1 month USD-	B&G Foods, Inc. —	16,124
				LIBOR-BBA minus	Monthly
				1.85% — Monthly
2,732,303	2,201,565	—	7/5/22	1 month USD-	Belden, Inc. —	533,967
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,356,653	1,040,299	—	7/5/22	1 month USD-	Blackbaud Inc —	317,958
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,016,972	849,443	—	7/5/22	1 month USD-	Cambrex Corp. —	168,731
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,696,679	5,060,573	—	7/5/22	1 month USD-	Cerner Corp. —	642,839
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,817,408	2,557,974	—	7/5/22	1 month USD-	Coty, Inc. — Monthly	262,764
				LIBOR-BBA minus
				0.35% — Monthly
389,927	358,660	—	7/5/22	1 month USD-	Diebold Nixdorf,	30,560
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
841,303	836,953	—	7/5/22	1 month USD-	Dorman Products	5,345
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
844,303	669,438	—	7/5/22	1 month USD-	Ebix, Inc. — Monthly	175,786
				LIBOR-BBA minus
				1.25% — Monthly
2,055,623	2,177,236	—	7/5/22	1 month USD-	Edgewell Personal	(119,184)
				LIBOR-BBA minus	Care — Monthly
				0.35% — Monthly

52 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$767,144	$702,542	$—	7/5/22	1 month USD-	Electronics for	$65,508
				LIBOR-BBA minus	Imaging, Inc. —
				0.35% — Monthly	Monthly
996,049	938,285	—	7/5/22	1 month USD-	Emcor Group Inc. —	57,884
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
4,202,656	3,245,914	—	7/5/22	1 month USD-	FLIR Systems, Inc. —	961,709
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
553,399	460,418	—	7/5/22	1 month USD-	GTT	91,725
				LIBOR-BBA minus	Communications
				0.35% — Monthly	Inc — Monthly
3,766,501	3,759,928	—	7/5/22	1 month USD-	Hanesbrands, Inc. —	11,025
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,738,439	1,617,084	—	7/5/22	1 month USD-	HubSpot, Inc. —	123,410
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,739,835	3,462,494	—	7/5/22	1 month USD-	ICON PLC — Monthly	281,760
				LIBOR-BBA minus
				0.35% — Monthly
2,553,248	2,242,803	—	7/5/22	1 month USD-	Inogen, Inc. —	313,463
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,373,057	1,575,113	—	7/5/22	1 month USD-	Instructure Inc —	(200,434)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,056,955	2,823,602	—	7/5/22	1 month USD-	Insulet Corp. —	236,966
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
921,757	885,913	—	7/5/22	1 month USD-	Kaman	36,933
				LIBOR-BBA minus	Corporation —
				0.35% — Monthly	Monthly
8,265,725	7,801,091	—	7/5/22	1 month USD-	Kellogg Co. —	474,404
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
879,537	958,956	—	7/5/22	1 month USD-	Knowles Corp. —	(78,380)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
2,335,712	2,435,342	—	7/5/22	1 month USD-	MasTec, Inc. —	(96,869)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,280,771	988,600	—	7/5/22	1 month USD-	MINDBODY, Inc. —	293,685
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
71,307,142	66,258,690	—	3/19/19	3 month USD-	MSCI Daily TR Net	5,264,684
				LIBOR-BBA plus	Emerging Markets
				0.20% — Quarterly	USD — Quarterly

Multi-Asset Absolute Return Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$31,959,720	$29,528,692	$—	9/20/19	3 month USD-	MSCI Emerging	$2,466,731
				LIBOR-BBA minus	Markets TR Net
				0.27% — Quarterly	USD — Quarterly
3,536,305	3,131,469	—	7/5/22	1 month USD-	Mylan NV — Monthly	409,016
				LIBOR-BBA minus
				0.35% — Monthly
908,888	952,400	—	7/5/22	1 month USD-	Omnicell, Inc. —	(42,437)
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,122,068	2,506,763	—	7/5/22	1 month USD-	Oshkosh Corp. —	618,995
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,174,866	1,078,627	—	7/5/22	1 month USD-	Paylocity Holding	97,627
				LIBOR-BBA minus	Corp. — Monthly
				0.35% — Monthly
1,746,392	1,577,234	—	7/5/22	1 month USD-	Pegasystems, Inc. —	171,221
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,081,323	2,896,129	—	7/5/22	1 month USD-	PerkinElmer, Inc. —	186,492
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
1,684,273	1,614,616	—	7/5/22	1 month USD-	Prestige Brands	71,648
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
2,002,886	1,644,821	—	7/5/22	1 month USD-	PTC, Inc. — Monthly	360,432
				LIBOR-BBA minus
				0.35% — Monthly
7,612,323	7,322,817	—	7/5/22	1 month USD-	Quintiles IMS	298,503
				LIBOR-BBA minus	Holdings, Inc. —
				0.35% — Monthly	Monthly
1,421,395	1,442,209	—	7/5/22	1 month USD-	Restoration	(19,613)
				LIBOR-BBA minus	Hardware Holdings,
				0.65% — Monthly	Inc. — Monthly
245,463,507	229,477,825	—	11/27/18	3 month USD-	Russell 1000 Total	17,147,054
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
7,517,950	6,551,853	—	7/5/22	1 month USD-	Signet Jewelers,	979,815
				LIBOR-BBA minus	Ltd. — Monthly
				1.30% — Monthly
981,466	979,873	—	1/12/41	5.00% (1 month	Synthetic MBX	(390)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
471,464	470,699	—	1/12/41	5.00% (1 month	Synthetic MBX	(187)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly

54 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$6,310,683	$5,506,668	$—	7/5/22	1 month USD-	TechnipFMC PLC —	$811,474
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
5,072,867	6,190,497	—	7/5/22	1 month USD-	Tesla, Inc. —	(1,117,547)
				LIBOR-BBA minus	Monthly
				1.30% — Monthly
8,795,706	6,639,179	—	7/5/22	1 month USD-	Textron Inc —	2,166,923
				LIBOR-BBA minus	Monthly
				0.35% — Monthly
3,555,486	2,949,437	—	7/5/22	1 month USD-	Triumph Group,	610,251
				LIBOR-BBA minus	Inc. — Monthly
				0.35% — Monthly
3,283,526	3,327,130	—	7/5/22	1 month USD-	Ubiquiti Networks,	(59,087)
				LIBOR-BBA minus	Inc. — Monthly
				12.05% — Monthly
877,392	976,905	—	7/5/22	1 month USD-	Under Armour, Inc.	(98,477)
				LIBOR-BBA minus	Class C — Monthly
				0.35% — Monthly
4,898,036	5,410,684	—	7/5/22	1 month USD-	Varian Medical	(506,859)
				LIBOR-BBA minus	Systems, Inc. —
				0.35% — Monthly	Monthly
Credit Suisse International
679,098	677,996	—	1/12/41	5.00% (1 month	Synthetic MBX	(270)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
146,972	147,176	—	1/12/41	4.00% (1 month	Synthetic TRS	1,395
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
237,560	237,207	—	1/12/43	3.50% (1 month	Synthetic TRS	1,430
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
373,182	372,628	—	1/12/43	3.50% (1 month	Synthetic TRS	2,247
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
93,560	93,421	—	1/12/43	3.50% (1 month	Synthetic TRS	563
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
17,813	17,786	—	1/12/43	3.50% (1 month	Synthetic TRS	107
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly

Multi-Asset Absolute Return Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$15,101	$15,122	$—	1/12/41	4.00% (1 month	Synthetic TRS	$143
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,130,984	1,130,230	—	1/12/45	4.00% (1 month	Synthetic TRS	8,007
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
282,257	282,069	—	1/12/45	4.00% (1 month	Synthetic TRS	1,999
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
732,004	732,004	—	1/12/45	3.50% (1 month	Synthetic TRS	5,258
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
590,596	591,416	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(5,609)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
410,447,818	403,551,890	—	12/15/20	(1 month USD-	A basket	(7,173,443)
				LIBOR-BBA plus	(GSCBPUR1) of
				0.44%) — Monthly	common stocks —
Monthly*
479,008,832	467,789,805	—	12/15/20	(1 month USD-	A basket	(11,703,048)
				LIBOR-BBA plus	(GSGLPW2L) of
				0.45%) — Monthly	common stocks —
Monthly*
478,018,529	464,531,306	—	12/15/20	1 month USD-	A basket	13,585,699
				LIBOR-BBA minus	(GSGLPW2S) of
				0.15% — Monthly	common stocks —
Monthly*
497,406,547	491,185,872	—	12/15/20	(1 month USD-	A basket	(6,552,678)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
467,029,135	453,604,667	—	12/15/20	1 month USD-	A basket	13,606,194
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly*
61,056,963	60,789,829	—	12/15/20	(0.20%) — Monthly	Goldman Sachs	(272,900)
Cross Asset Trend
Series 27 Excess
Return Strategy —
Monthly †††

56 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$12,996,774	$12,660,734	$—	12/15/20	(0.45%) — Monthly	Goldman Sachs	$(338,315)
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly††
12,842,056	12,510,017	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	(334,768)
					Volatility Carry US
					Enhanced 3x Excess
					Return Strategy —
					Monthly††
73,118,917	72,197,608	—	12/15/20	(0.45%) — Monthly	Goldman Sachs	(936,847)
					Volatility Carry US
					Series 85 Excess
					Return Strategy —
					Monthly††
7,518,410	7,710,745	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	191,457
					Volatility of Volatility
					Carry Excess Return
					Strategy— Monthly†
4,554,762	4,671,282	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	115,875
					Volatility of Volatility
					Carry Excess Return
					Strategy — Monthly†
27,361,243	27,926,671	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	562,235
					Volatility of Volatility
					Carry Series 69
					Excess Return
					Strategy — Monthly†
14,036,924	14,327,001	—	12/15/20	(0.30%) — Monthly	Goldman Sachs	288,088
					Volatility of Volatility
					Carry Series 69
					Excess Return
					Strategy — Monthly†
12,760,915	12,566,000	—	12/12/18	1 month USD-	MSCI Emerging	211,423
				LIBOR-BBA plus	Markets TR Net
				0.46% — Monthly	USD — Monthly
448,544	447,816	—	1/12/41	5.00% (1 month	Synthetic MBX	(178)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
888,663	888,663	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,569)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
333,844	333,844	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(590)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly

Multi-Asset Absolute Return Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,217,343	$1,217,343	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(2,150)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,854	59,854	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(106)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
159,578	159,578	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(282)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
540,584	541,948	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(5,286)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
487,729	487,005	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(2,936)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,561	26,597	—	1/12/41	4.00% (1 month	Synthetic TRS	253
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
738,448	737,956	—	1/12/45	4.00% (1 month	Synthetic TRS	5,228
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
455,188	452,152	—	1/12/39	6.00% (1 month	Synthetic TRS	1,982
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
959	952	—	1/12/39	6.00% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
176,409	175,232	—	1/12/39	6.00% (1 month	Synthetic TRS	768
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
330,254	328,051	—	1/12/39	6.00% (1 month	Synthetic TRS	1,438
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
198,944	197,580	—	1/12/38	6.50% (1 month	Synthetic TRS	880
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

58 Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$153,481	$152,429	$—	1/12/38	6.50% (1 month	Synthetic TRS	$678
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
273,396	271,521	—	1/12/38	6.50% (1 month	Synthetic TRS	1,209
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,645	6,600	—	1/12/38	6.50% (1 month	Synthetic TRS	30
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
218,029	216,534	—	1/12/38	6.50% (1 month	Synthetic TRS	964
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
422,327,394	408,561,403	—	8/12/19	1 month USD-	A basket	13,994,881
				LIBOR-BBA minus	(JPCMPTSH) of
				0.50% — Monthly	common stocks —
Monthly *
59,091,932	57,638,190	—	3/25/19	(1 month USD-	Energy Select	(1,483,402)
				LIBOR-BBA plus	Sector SPDR —
				0.30%) — Monthly	Monthly
169,890	170,126	—	1/12/41	4.00% (1 month	Synthetic TRS	1,613
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,618	41,675	—	1/12/41	4.00% (1 month	Synthetic TRS	395
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
190,455	190,719	—	1/12/41	4.00% (1 month	Synthetic TRS	1,809
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
287,741	284,850	—	1/12/44	4.00% (1 month	Synthetic TRS	(651)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
161,204	161,204	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(1,158)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
287,741	284,850	—	1/12/44	(4.00%) 1 month	Synthetic TRS	651
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Multi-Asset Absolute Return Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$576,228	$575,844	$—	1/12/45	(4.00%) 1 month	Synthetic TRS	$(4,079)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,575,462	1,574,411	—	1/12/45	(4.00%) 1 month	Synthetic TRS	(11,154)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
UBS AG
192,342,520	187,240,963	—	8/21/19	1 month USD-	MSCI Emerging	5,223,354
				LIBOR-BBA —	Markets TR Net
				Monthly	USD — Monthly
Upfront premium received		—		Unrealized appreciation		156,570,143
Upfront premium (paid)		—		Unrealized (depreciation)		(74,611,879)
Total		$—		Total		$81,958,264

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

††† Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF14) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Alphabet, Inc. Class A	Communication Services	26,086	$28,448,914	4.04%
JPMorgan Chase & Co.	Financials	193,134	21,055,454	2.99%
Verizon Communications, Inc.	Communication Services	309,278	17,656,692	2.51%
Apple, Inc.	Information Technology	79,350	17,366,472	2.47%
Cisco Systems, Inc.	Information Technology	357,380	16,350,153	2.32%
Boeing Co. (The)	Industrials	44,859	15,918,732	2.26%
Citigroup, Inc.	Financials	232,475	15,217,833	2.16%
Home Depot, Inc. (The)	Consumer Discretionary	74,171	13,045,244	1.85%
Amazon.com, Inc.	Consumer Discretionary	8,070	12,896,256	1.83%
NVIDIA Corp.	Information Technology	58,504	12,334,454	1.75%
Microsoft Corp.	Information Technology	105,188	11,235,131	1.59%
PepsiCo, Inc.	Consumer Staples	92,332	10,376,323	1.47%
Oracle Corp.	Information Technology	211,442	10,326,833	1.47%
Johnson & Johnson	Health Care	68,129	9,537,411	1.35%
Coca-Cola Co. (The)	Consumer Staples	182,723	8,748,765	1.24%
Anthem, Inc.	Health Care	29,028	7,999,136	1.14%
Valero Energy Corp.	Energy	85,118	7,753,398	1.10%
Facebook, Inc. Class A	Communication Services	50,900	7,726,127	1.10%

60 Multi-Asset Absolute Return Fund

A BASKET (MLFCF14) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Merck & Co., Inc.	Health Care	104,671	$7,704,837	1.09%
ConocoPhillips	Energy	106,073	7,414,512	1.05%
Eli Lilly & Co.	Health Care	66,595	7,221,543	1.03%
Walt Disney Co. (The)	Communication Services	62,522	7,179,349	1.02%
Intuit, Inc.	Information Technology	30,194	6,371,015	0.90%
Walgreens Boots Alliance, Inc.	Consumer Staples	76,669	6,115,920	0.87%
Amgen, Inc.	Health Care	31,369	6,047,536	0.86%
Occidental Petroleum Corp.	Energy	85,090	5,706,967	0.81%
Cigna Corp.	Health Care	26,332	5,630,059	0.80%
Morgan Stanley	Financials	123,166	5,623,757	0.80%
Delta Air Lines, Inc.	Industrials	101,497	5,554,934	0.79%
Mondelez International, Inc. Class A	Consumer Staples	131,194	5,507,537	0.78%
Honeywell International, Inc.	Industrials	37,649	5,452,280	0.77%
Bristol-Myers Squibb Co.	Health Care	106,259	5,370,340	0.76%
Ross Stores, Inc.	Consumer Discretionary	53,120	5,258,879	0.75%
Northrop Grumman Corp.	Industrials	19,951	5,226,080	0.74%
Humana, Inc.	Health Care	15,075	4,830,133	0.69%
Sysco Corp.	Consumer Staples	67,332	4,802,815	0.68%
IBM Corp.	Information Technology	41,008	4,733,575	0.67%
Halliburton Co.	Energy	134,785	4,674,349	0.66%
Red Hat, Inc.	Information Technology	26,699	4,582,541	0.65%
Ford Motor Co.	Consumer Discretionary	475,294	4,539,056	0.64%
NetApp, Inc.	Information Technology	57,216	4,490,875	0.64%
Automatic Data Processing, Inc.	Information Technology	30,617	4,411,278	0.63%
lululemon athletica, Inc. (Canada)	Consumer Discretionary	29,952	4,215,189	0.60%
U.S. Bancorp	Financials	79,788	4,170,519	0.59%
Lockheed Martin Corp.	Industrials	13,775	4,047,664	0.57%
Pfizer, Inc.	Health Care	92,893	3,999,971	0.57%
Prudential Financial, Inc.	Financials	42,163	3,954,002	0.56%
Kinder Morgan, Inc.	Energy	230,814	3,928,448	0.56%
Fortinet, Inc.	Information Technology	47,518	3,905,026	0.55%
Regions Financial Corp.	Financials	229,200	3,889,525	0.55%

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	167,832	$18,297,034	2.87%
Apple, Inc.	Information Technology	73,873	16,167,798	2.53%
Alphabet, Inc. Class A	Communication Services	14,208	15,495,416	2.43%
Intuit, Inc.	Information Technology	65,614	13,844,659	2.17%
McDonald’s Corp.	Consumer Discretionary	76,695	13,567,434	2.13%
Humana, Inc.	Health Care	39,397	12,623,240	1.98%
TJX Cos., Inc. (The)	Consumer Discretionary	114,632	12,595,737	1.97%
American Express Co.	Financials	120,492	12,378,193	1.94%
Pfizer, Inc.	Health Care	273,144	11,761,598	1.84%
Danaher Corp.	Health Care	114,743	11,405,494	1.79%

Multi-Asset Absolute Return Fund 61

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Exxon Mobil Corp.	Energy	130,380	$10,388,643	1.63%
Texas Instruments, Inc.	Information Technology	110,626	10,269,374	1.61%
American Electric Power Co., Inc.	Utilities	139,152	10,208,217	1.60%
Raytheon Co.	Industrials	58,135	10,175,969	1.59%
Constellation Brands, Inc. Class A	Consumer Staples	49,866	9,934,864	1.56%
PNC Financial Services Group, Inc.	Financials	76,470	9,825,644	1.54%
(The)
Cognizant Technology Solutions	Information Technology	141,025	9,734,951	1.52%
Corp. Class A
Lowe’s Cos., Inc.	Consumer Discretionary	102,107	9,722,596	1.52%
Occidental Petroleum Corp.	Energy	143,492	9,624,021	1.51%
Northrop Grumman Corp.	Industrials	35,642	9,336,403	1.46%
Honeywell International, Inc.	Industrials	63,019	9,126,381	1.43%
Johnson & Johnson	Health Care	64,797	9,070,867	1.42%
Norfolk Southern Corp.	Industrials	51,082	8,573,033	1.34%
Microsoft Corp.	Information Technology	77,886	8,319,015	1.30%
eBay, Inc.	Consumer Discretionary	285,012	8,273,884	1.30%
Kimberly-Clark Corp.	Consumer Staples	77,182	8,050,071	1.26%
Walt Disney Co. (The)	Communication Services	68,224	7,834,162	1.23%
Duke Energy Corp.	Utilities	94,046	7,770,989	1.22%
Allstate Corp. (The)	Financials	77,725	7,439,872	1.17%
Verizon Communications, Inc.	Communication Services	129,754	7,407,645	1.16%
NetApp, Inc.	Information Technology	93,257	7,319,742	1.15%
F5 Networks, Inc.	Information Technology	41,570	7,286,428	1.14%
Baxter International, Inc.	Health Care	114,019	7,127,306	1.12%
HP, Inc.	Information Technology	294,969	7,120,564	1.12%
Red Hat, Inc.	Information Technology	40,825	7,007,256	1.10%
Fidelity National Information	Information Technology	66,785	6,952,313	1.09%
Services, Inc.
Marathon Petroleum Corp.	Energy	98,106	6,911,592	1.08%
Sysco Corp.	Consumer Staples	94,313	6,727,341	1.05%
Ross Stores, Inc.	Consumer Discretionary	66,690	6,602,320	1.03%
Merck & Co., Inc.	Health Care	82,617	6,081,443	0.95%
Facebook, Inc. Class A	Communication Services	37,642	5,713,626	0.89%
CME Group, Inc.	Financials	30,168	5,528,008	0.87%
Waste Management, Inc.	Industrials	61,499	5,502,293	0.86%
General Dynamics Corp.	Industrials	31,498	5,435,937	0.85%
Kinder Morgan, Inc.	Energy	319,063	5,430,457	0.85%
UnitedHealth Group, Inc.	Health Care	20,517	5,362,100	0.84%
Harris Corp.	Industrials	35,860	5,332,702	0.84%
Fiserv, Inc.	Information Technology	67,193	5,328,392	0.83%
Exelon Corp.	Utilities	119,017	5,214,149	0.82%
Zoetis, Inc.	Health Care	57,412	5,175,651	0.81%

62 Multi-Asset Absolute Return Fund

A BASKET (GSCBPUR1) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Intercontinental Exchange, Inc.	Financials	117,215	$9,030,207	2.24%
Intuitive Surgical, Inc.	Health Care	16,422	8,558,904	2.12%
Visa, Inc. Class A	Information Technology	61,069	8,418,339	2.09%
Danaher Corp.	Health Care	84,393	8,388,672	2.08%
Emerson Electric Co.	Industrials	115,916	7,868,379	1.95%
Becton Dickinson and Co. (BD)	Health Care	34,129	7,866,847	1.95%
Citigroup, Inc.	Financials	119,250	7,806,108	1.93%
McCormick & Co., Inc.	Consumer Staples	53,110	7,647,824	1.90%
(non-voting shares)
Bank of America Corp.	Financials	271,633	7,469,911	1.85%
Honeywell International, Inc.	Industrials	50,426	7,302,657	1.81%
BlackRock, Inc.	Financials	17,731	7,294,827	1.81%
Kinder Morgan, Inc.	Energy	404,094	6,877,680	1.70%
Invesco, Ltd.	Financials	295,328	6,411,573	1.59%
Amazon.com, Inc.	Consumer Discretionary	3,560	5,689,578	1.41%
Baxter International, Inc.	Health Care	88,785	5,549,927	1.38%
Bio-Rad Laboratories, Inc. Class A	Health Care	18,542	5,059,256	1.25%
Fortive Corp.	Industrials	67,954	5,045,613	1.25%
NRG Energy, Inc.	Utilities	136,415	4,936,857	1.22%
Roper Technologies, Inc.	Industrials	17,145	4,850,373	1.20%
Costco Wholesale Corp.	Consumer Staples	20,093	4,593,915	1.14%
TJX Cos., Inc. (The)	Consumer Discretionary	41,094	4,515,396	1.12%
Burlington Stores, Inc.	Consumer Discretionary	24,604	4,219,394	1.05%
O’Reilly Automotive, Inc.	Consumer Discretionary	12,996	4,168,443	1.03%
Alphabet, Inc. Class C	Communication Services	3,819	4,112,429	1.02%
Cooper Cos., Inc. (The)	Health Care	15,839	4,091,383	1.01%
Assured Guaranty, Ltd.	Financials	102,136	4,083,398	1.01%
Vertex Pharmaceuticals, Inc.	Health Care	23,722	4,019,876	1.00%
Penumbra, Inc.	Health Care	28,662	3,898,033	0.97%
Jazz Pharmaceuticals PLC	Health Care	24,148	3,835,144	0.95%
KKR & Co., Inc. Class A	Financials	154,411	3,651,819	0.90%
Service Corp. International	Consumer Discretionary	85,391	3,541,157	0.88%
SunTrust Banks, Inc.	Financials	55,248	3,461,827	0.86%
Ares Capital Corp.	Financials	197,690	3,392,357	0.84%
American Financial Group, Inc.	Financials	30,790	3,079,961	0.76%
Arthur J. Gallagher & Co.	Financials	40,988	3,033,499	0.75%
PepsiCo, Inc.	Consumer Staples	26,749	3,006,005	0.74%
Advance Auto Parts, Inc.	Consumer Discretionary	17,721	2,831,157	0.70%
DTE Energy Co.	Utilities	23,783	2,673,179	0.66%
Investors Bancorp, Inc.	Financials	238,652	2,668,130	0.66%
Activision Blizzard, Inc.	Communication Services	37,717	2,604,376	0.65%
Union Pacific Corp.	Industrials	17,649	2,580,704	0.64%
Kraft Heinz Co. (The)	Consumer Staples	45,845	2,520,084	0.62%
Booking Holdings, Inc.	Consumer Discretionary	1,335	2,502,111	0.62%
Cincinnati Financial Corp.	Financials	31,708	2,493,515	0.62%
ON Semiconductor Corp.	Information Technology	140,859	2,394,597	0.59%

Multi-Asset Absolute Return Fund 63

A BASKET (GSCBPUR1) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
American Electric Power Co., Inc.	Utilities	30,209	$2,216,097	0.55%
Starwood Property Trust, Inc.	Financials	101,999	2,215,411	0.55%
Charles Schwab Corp. (The)	Financials	47,723	2,206,719	0.55%
Kimberly-Clark Corp.	Consumer Staples	20,512	2,139,432	0.53%
CMS Energy Corp.	Utilities	42,312	2,095,304	0.52%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Swiss Life Holding AG (Switzerland)	Financials	9,690	$3,658,016	0.74%
Pfizer, Inc.	Health Care	84,499	3,638,508	0.74%
Exelon Corp.	Utilities	81,628	3,576,110	0.73%
Humana, Inc.	Health Care	10,731	3,438,372	0.70%
Amgen, Inc.	Health Care	17,785	3,428,686	0.70%
Mizuho Financial Group, Inc. (Japan)	Financials	1,966,632	3,381,278	0.69%
Walt Disney Co. (The)	Communication Services	28,984	3,328,236	0.68%
AGNC Investment Corp.	Financials	185,470	3,308,784	0.67%
Partners Group Holding AG	Financials	4,641	3,306,130	0.67%
(Switzerland)
Canadian Imperial Bank	Financials	38,223	3,300,726	0.67%
of Commerce (Canada)
Diageo PLC (United Kingdom)	Consumer Staples	95,339	3,300,649	0.67%
Bank of Montreal (Canada)	Financials	44,026	3,291,757	0.67%
Royal Bank of Canada (Canada)	Financials	45,126	3,288,028	0.67%
Shionogi & Co., Ltd. (Japan)	Health Care	51,294	3,287,629	0.67%
Allstate Corp. (The)	Financials	34,259	3,279,299	0.67%
Toronto-Dominion Bank (Canada)	Financials	59,105	3,278,871	0.67%
Eni SpA (Italy)	Energy	182,581	3,248,015	0.66%
National Bank of Canada (Canada)	Financials	71,347	3,238,794	0.66%
Citrix Systems, Inc.	Information Technology	31,482	3,225,985	0.66%
Sun Life Financial, Inc. (Canada)	Financials	87,942	3,220,526	0.66%
WEC Energy Group, Inc.	Utilities	46,422	3,175,292	0.65%
Repsol SA (Spain)	Energy	176,484	3,163,335	0.64%
Aflac, Inc.	Financials	72,677	3,130,181	0.64%
Ageas (Belgium)	Financials	62,011	3,105,161	0.63%
Chevron Corp.	Energy	27,711	3,093,968	0.63%
Honeywell International, Inc.	Industrials	21,153	3,063,418	0.62%
Manulife Financial Corp. (Canada)	Financials	193,709	3,050,318	0.62%
CGI Group, Inc. Class A (Canada)	Information Technology	49,378	3,049,411	0.62%
F5 Networks, Inc.	Information Technology	17,038	2,986,431	0.61%
Cheung Kong Property Holdings, Ltd.	Real Estate	459,602	2,983,154	0.61%
(Hong Kong)
Hershey Co. (The)	Consumer Staples	27,102	2,903,982	0.59%
Sun Hung Kai Properties, Ltd.	Real Estate	223,287	2,901,445	0.59%
(Hong Kong)
NTT DoCoMo, Inc. (Japan)	Communication Services	113,871	2,870,615	0.58%

64 Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Canadian Pacific Railway, Ltd.	Industrials	13,886	$2,847,635	0.58%
(Canada)
AMETEK, Inc.	Industrials	42,366	2,841,935	0.58%
Cummins, Inc.	Industrials	20,556	2,809,793	0.57%
Bank of Nova Scotia (The) (Canada)	Financials	52,337	2,808,782	0.57%
NextEra Energy, Inc.	Utilities	16,219	2,797,698	0.57%
People’s United Financial, Inc.	Financials	177,368	2,777,581	0.57%
KDDI Corp. (Japan)	Communication Services	110,633	2,759,562	0.56%
Annaly Capital Management, Inc.	Financials	279,063	2,754,353	0.56%
Sanofi (France)	Health Care	30,680	2,739,697	0.56%
Church & Dwight Co., Inc.	Consumer Staples	45,235	2,685,620	0.55%
Eaton Corp. PLC	Industrials	37,187	2,665,176	0.54%
Enagas SA (Spain)	Energy	97,598	2,591,150	0.53%
Astellas Pharma, Inc. (Japan)	Health Care	167,312	2,590,458	0.53%
Pernod Ricard SA (France)	Consumer Staples	16,739	2,555,743	0.52%
Xcel Energy, Inc.	Utilities	52,072	2,552,026	0.52%
Fuji Heavy Industries, Ltd. (Japan)	Consumer Discretionary	93,426	2,527,857	0.51%
Persimmon PLC (United Kingdom)	Consumer Discretionary	85,387	2,503,700	0.51%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Novartis AG (Switzerland)	Health Care	39,348	$3,447,401	0.76%
Gartner, Inc.	Information Technology	21,716	3,203,539	0.71%
Camden Property Trust	Real Estate	35,259	3,182,797	0.70%
Sumitomo Realty & Development	Real Estate	92,063	3,168,163	0.70%
Co., Ltd. (Japan)
Vornado Realty Trust	Real Estate	44,961	3,060,921	0.67%
Invitation Homes, Inc.	Real Estate	138,977	3,040,825	0.67%
ABB, Ltd. (Switzerland)	Industrials	141,404	2,850,120	0.63%
Daimler AG (Registered Shares)	Consumer Discretionary	48,007	2,847,105	0.63%
(Germany)
Heineken NV (Netherlands)	Consumer Staples	31,467	2,837,035	0.63%
Nordea Bank ABP (Finland)	Financials	316,984	2,756,897	0.61%
Boston Properties, Inc.	Real Estate	22,602	2,729,386	0.60%
Wells Fargo & Co.	Financials	50,832	2,705,790	0.60%
Nestle SA (Switzerland)	Consumer Staples	31,843	2,691,201	0.59%
Telefonica SA (Spain)	Communication Services	327,960	2,688,657	0.59%
Southern Co. (The)	Utilities	59,524	2,680,382	0.59%
Akzo Nobel NV (Netherlands)	Materials	31,663	2,663,885	0.59%
JPMorgan Chase & Co.	Financials	24,191	2,637,287	0.58%
Salesforce.com, Inc.	Information Technology	19,132	2,625,623	0.58%
DowDuPont, Inc.	Materials	48,487	2,614,440	0.58%
Coca-Cola Co. (The)	Consumer Staples	53,629	2,567,758	0.57%
Aurora Cannabis, Inc. (Canada)	Health Care	370,856	2,518,481	0.56%
Mitsubishi Estate Co., Ltd. (Japan)	Real Estate	156,042	2,496,872	0.55%
Prudential PLC (United Kingdom)	Financials	121,539	2,439,784	0.54%

Multi-Asset Absolute Return Fund 65

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Anheuser-Busch InBev SA/NV	Consumer Staples	32,910	$2,428,095	0.54%
(Belgium)
Zurich Insurance Group AG	Financials	7,760	2,413,169	0.53%
(Switzerland)
Nokia OYJ (Finland)	Information Technology	425,725	2,410,988	0.53%
NiSource, Inc.	Utilities	93,898	2,381,249	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	313,997	2,376,416	0.52%
American Tower Corp.	Real Estate	15,201	2,368,466	0.52%
Melrose Industries PLC (United	Industrials	1,087,034	2,343,302	0.52%
Kingdom)
Pembina Pipeline Corp. (Canada)	Energy	72,125	2,332,860	0.51%
Arthur J. Gallagher & Co.	Financials	31,419	2,325,291	0.51%
Thomson Reuters Corp. (Canada)	Financials	49,234	2,291,447	0.51%
Simon Property Group, Inc.	Real Estate	12,478	2,289,890	0.50%
HCP, Inc.	Real Estate	82,324	2,268,016	0.50%
Aeon Co., Ltd. (Japan)	Consumer Staples	98,502	2,260,993	0.50%
Chubb, Ltd.	Financials	18,075	2,257,792	0.50%
Realty Income Corp.	Real Estate	37,352	2,251,222	0.50%
Workday, Inc.	Information Technology	16,726	2,224,883	0.49%
Worldpay, Inc. Class A	Information Technology	23,742	2,180,435	0.48%
DaVita Inc.	Health Care	32,273	2,173,259	0.48%
Tokyu Corp. (Japan)	Industrials	131,550	2,172,004	0.48%
Brookfield Asset Management, Inc.	Financials	52,394	2,138,032	0.47%
(Canada)
Commonwealth Bank of Australia	Financials	41,914	2,054,839	0.45%
(Australia)
Autodesk, Inc.	Information Technology	15,897	2,054,658	0.45%
Deere & Co.	Industrials	15,141	2,050,727	0.45%
Svenska Handelsbanken AB (Sweden)	Financials	188,128	2,046,327	0.45%
LafargeHolcim, Ltd. (Switzerland)	Materials	44,101	2,042,720	0.45%
Charles Schwab Corp. (The)	Financials	43,954	2,032,437	0.45%
Edison International	Utilities	29,042	2,015,258	0.44%

A BASKET (GSGLPW2L) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Sumitomo Mitsui Financial Group, Inc.	Financials	123,860	$4,844,419	1.04%
(Japan)
Roche Holding AG (Switzerland)	Health Care	19,762	4,815,369	1.03%
Mizuho Financial Group, Inc. (Japan)	Financials	2,779,614	4,778,211	1.02%
Allianz SE (Germany)	Financials	22,744	4,753,132	1.02%
GlaxoSmithKline PLC (United	Health Care	242,957	4,691,352	1.00%
Kingdom)
Central Japan Railway Co. (Japan)	Industrials	24,231	4,648,417	0.99%
KDDI Corp. (Japan)	Communication Services	186,112	4,641,457	0.99%
Eni SpA (Italy)	Energy	260,612	4,637,760	0.99%

66 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Legal & General Group PLC (United	Financials	1,428,363	$4,590,105	0.98%
Kingdom)
Sandvik AB (Sweden)	Industrials	286,689	4,545,136	0.97%
Samsung Electronics Co., Ltd.	Information Technology	122,103	4,543,154	0.97%
(South Korea)
ORIX Corp. (Japan)	Financials	275,576	4,495,463	0.96%
Fiat Chrysler Automobiles NV (Italy)	Consumer Discretionary	286,629	4,368,092	0.93%
Shionogi & Co., Ltd. (Japan)	Health Care	67,518	4,326,690	0.92%
Peugeot SA (France)	Consumer Discretionary	180,331	4,296,924	0.92%
Shin-Etsu Chemical Co., Ltd. (Japan)	Materials	51,034	4,281,970	0.92%
SK Hynix, Inc. (South Korea)	Information Technology	71,433	4,275,164	0.91%
Rio Tinto PLC (United Kingdom)	Materials	87,645	4,259,487	0.91%
Hitachi, Ltd. (Japan)	Information Technology	137,793	4,227,001	0.90%
TOTAL SA (France)	Energy	71,705	4,221,536	0.90%
ArcelorMittal SA (France)	Materials	166,298	4,152,861	0.89%
Tokyo Electron, Ltd. (Japan)	Information Technology	29,813	4,143,540	0.89%
ABB, Ltd. (Switzerland)	Industrials	204,684	4,130,715	0.88%
Sony Corp. (Japan)	Consumer Discretionary	75,546	4,110,139	0.88%
Koninklijke Ahold Delhaize NV	Consumer Staples	173,760	3,982,858	0.85%
(Netherlands)
BASF SE (Germany)	Materials	50,880	3,921,935	0.84%
Check Point Software Technologies,	Information Technology	34,144	3,789,979	0.81%
Ltd. (Israel)
Astellas Pharma, Inc. (Japan)	Health Care	244,531	3,785,343	0.81%
Covestro AG (Germany)	Materials	56,673	3,667,853	0.78%
Safran SA (France)	Industrials	27,402	3,541,057	0.76%
Aegon NV (Netherlands)	Financials	565,185	3,475,996	0.74%
Galaxy Entertainment Group, Ltd.	Consumer Discretionary	625,858	3,385,002	0.72%
(Hong Kong)
Sanofi (France)	Health Care	37,514	3,351,095	0.72%
Aena SME SA (Spain)	Industrials	20,922	3,346,104	0.72%
Taisei Corp. (Japan)	Industrials	75,666	3,241,717	0.69%
Persimmon PLC (United Kingdom)	Consumer Discretionary	109,713	3,215,864	0.69%
Resona Holdings, Inc. (Japan)	Financials	602,529	3,176,683	0.68%
Repsol SA (Spain)	Energy	174,402	3,127,116	0.67%
JX Holdings, Inc. (Japan)	Energy	458,097	3,122,308	0.67%
Pearson PLC (United Kingdom)	Communication Services	271,182	3,113,674	0.67%
Imperial Brands PLC (United Kingdom) Consumer Staples		89,902	3,047,571	0.65%
SKF AB Class B (Sweden)	Industrials	186,554	3,000,477	0.64%
Mitsui & Co., Ltd. (Japan)	Industrials	178,269	2,978,384	0.64%
ACS Actividades de Construccion y	Industrials	79,240	2,972,714	0.64%
Servicios SA (Spain)
Lloyds Banking Group PLC	Financials	3,981,348	2,910,877	0.62%
(United Kingdom)
Amadeus IT Holding SA Class A (Spain)	Information Technology	35,534	2,865,857	0.61%
Aviva PLC (United Kingdom)	Financials	521,965	2,857,839	0.61%

Multi-Asset Absolute Return Fund 67

A BASKET (GSGLPW2L) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Murata Manufacturing Co., Ltd.	Information Technology	18,387	$2,796,625	0.60%
(Japan)
Nomura Holdings, Inc. (Japan)	Financials	572,258	2,776,230	0.59%
Equinor ASA (Norway)	Energy	105,442	2,751,161	0.59%

A BASKET (GSGLPW2S) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
AstraZeneca PLC (United Kingdom)	Health Care	65,835	$5,038,800	1.08%
Singapore Telecommunications, Ltd.	Communication Services	2,110,490	4,815,964	1.04%
(Singapore)
Royal Dutch Shell PLC Class A (United	Energy	149,760	4,784,843	1.03%
Kingdom)
Air Liquide SA (France)	Materials	39,290	4,763,333	1.03%
Commonwealth Bank of Australia	Financials	95,442	4,683,031	1.01%
(Australia)
Unilever PLC (United Kingdom)	Consumer Staples	87,987	4,661,708	1.00%
HSBC Holdings PLC (United Kingdom)	Financials	560,669	4,620,032	0.99%
Telefonica SA (Spain)	Communication Services	550,035	4,510,848	0.97%
Daimler AG (Registered Shares)	Consumer Discretionary	75,668	4,489,147	0.97%
(Germany)
AIA Group, Ltd. (Hong Kong)	Financials	586,505	4,440,273	0.96%
FANUC Corp. (Japan)	Industrials	25,314	4,426,597	0.95%
Airbus SE (France)	Industrials	39,457	4,368,266	0.94%
Prudential PLC (United Kingdom)	Financials	216,326	4,341,022	0.93%
ASML Holding NV (Netherlands)	Information Technology	25,093	4,290,951	0.92%
Akzo Nobel NV (Netherlands)	Materials	50,855	4,280,098	0.92%
Teva Pharmaceutical Industries, Ltd.	Health Care	213,795	4,265,329	0.92%
(Israel)
UBS Group AG (Switzerland)	Financials	302,826	4,241,786	0.91%
Credit Suisse Group AG (Switzerland)	Financials	317,133	4,167,903	0.90%
Deutsche Bank AG (Germany)	Financials	421,563	4,132,170	0.89%
Nissan Motor Co., Ltd. (Japan)	Consumer Discretionary	447,887	4,077,831	0.88%
Danone SA (France)	Consumer Staples	56,823	4,029,117	0.87%
Compagnie Financiere Richemont SA	Consumer Discretionary	53,763	3,939,108	0.85%
(Switzerland)
Intesa Sanpaolo SpA (Italy)	Financials	1,779,371	3,937,475	0.85%
Kansai Paint Co., Ltd. (Japan)	Materials	264,713	3,919,500	0.84%
Samsung Engineering Co., Ltd. (South	Industrials	239,054	3,828,472	0.82%
Korea)
Transurban Group (Units) (Australia)	Industrials	473,940	3,809,161	0.82%
Hanmi Pharm Co., Ltd. (South Korea)	Health Care	10,976	3,751,454	0.81%
Canon, Inc. (Japan)	Information Technology	122,247	3,490,138	0.75%
National Grid PLC (United Kingdom)	Utilities	323,869	3,431,424	0.74%
Commerzbank AG (Germany)	Financials	338,166	3,195,164	0.69%
FamilyMart Co., Ltd. (Japan)	Consumer Staples	27,131	3,154,122	0.68%
LafargeHolcim, Ltd. (Switzerland)	Materials	67,021	3,108,213	0.67%

68 Multi-Asset Absolute Return Fund

A BASKET (GSGLPW2S) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Ferrovial SA (Spain)	Industrials	154,798	$3,104,469	0.67%
Vivendi SA (France)	Communication Services	128,045	3,096,037	0.67%
Mitsubishi Electric Corp. (Japan)	Industrials	243,527	3,093,309	0.67%
Iberdrola SA (Spain)	Utilities	433,567	3,073,281	0.66%
Credit Agricole SA (France)	Financials	239,297	3,071,417	0.66%
Toray Industries, Inc. (Japan)	Materials	421,751	2,996,788	0.65%
SAP AG (Germany)	Information Technology	27,677	2,968,457	0.64%
JGC Corp. (Japan)	Industrials	149,170	2,896,029	0.62%
Siemens AG (Germany)	Industrials	25,088	2,891,457	0.62%
Accor SA (France)	Consumer Discretionary	60,325	2,762,753	0.59%
Yara International ASA (Norway)	Materials	64,018	2,762,572	0.59%
ThyssenKrupp AG (Germany)	Materials	130,737	2,751,538	0.59%
EssilorLuxottica SA (France)	Health Care	20,005	2,736,994	0.59%
Denso Corp. (Japan)	Consumer Discretionary	60,567	2,710,226	0.58%
Assa Abloy AB Class B (Sweden)	Industrials	134,871	2,693,080	0.58%
UniCredit SpA (Italy)	Financials	208,379	2,671,745	0.58%
Mitsubishi UFJ Financial Group, Inc.	Financials	436,117	2,646,340	0.57%
(Japan)
Anheuser-Busch InBev SA/NV	Consumer Staples	35,792	2,641,713	0.57%
(Belgium)

A BASKET (JPCMPTSH) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
CME Group, Inc.	Financials	52,449	$9,610,679	2.35%
Abbott Laboratories	Health Care	133,766	9,221,806	2.26%
Thermo Fisher Scientific, Inc.	Health Care	37,059	8,658,923	2.12%
Exxon Mobil Corp.	Energy	108,410	8,638,085	2.11%
Medtronic PLC	Health Care	94,856	8,520,008	2.09%
U.S. Bancorp	Financials	161,414	8,437,109	2.07%
Stryker Corp.	Health Care	51,671	8,382,009	2.05%
3M Co.	Industrials	42,531	8,091,892	1.98%
T Rowe Price Group, Inc.	Financials	73,154	7,095,236	1.74%
Fiserv, Inc.	Information Technology	83,632	6,631,983	1.62%
SEI Investments Co.	Financials	113,321	6,056,993	1.48%
Franklin Resources, Inc.	Financials	195,011	5,947,850	1.46%
Hill-Rom Holdings, Inc.	Health Care	69,509	5,844,275	1.43%
Target Corp.	Consumer Discretionary	64,653	5,406,946	1.32%
Evercore, Inc. Class A	Financials	62,643	5,117,283	1.25%
STERIS PLC (United Kingdom)	Health Care	45,817	5,008,288	1.23%
Xcel Energy, Inc.	Utilities	101,280	4,963,750	1.21%
Choice Hotels International, Inc.	Consumer Discretionary	65,638	4,817,793	1.18%
Kohl’s Corp.	Consumer Discretionary	60,795	4,603,998	1.13%
WEC Energy Group, Inc.	Utilities	63,686	4,356,122	1.07%
PerkinElmer, Inc.	Health Care	50,091	4,331,861	1.06%
NVIDIA Corp.	Information Technology	20,377	4,296,097	1.05%
Travelers Cos., Inc. (The)	Financials	34,223	4,282,266	1.05%

Multi-Asset Absolute Return Fund 69

A BASKET (JPCMPTSH) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Progressive Corp. (The)	Financials	59,497	$4,146,951	1.02%
Aflac, Inc.	Financials	93,155	4,012,168	0.98%
Coca-Cola Co. (The)	Consumer Staples	80,991	3,877,848	0.95%
Duke Energy Corp.	Utilities	46,064	3,806,295	0.93%
Lockheed Martin Corp.	Industrials	12,517	3,678,043	0.90%
Banco Bradesco SA ADR (Brazil)	Financials	394,214	3,614,946	0.88%
Dominion Energy, Inc.	Utilities	49,206	3,514,279	0.86%
Illinois Tool Works, Inc.	Industrials	26,557	3,387,839	0.83%
Consolidated Edison, Inc.	Utilities	43,500	3,305,982	0.81%
Commerce Bancshares, Inc./MO	Financials	51,846	3,297,405	0.81%
Baker Hughes a GE Co.	Energy	119,133	3,179,666	0.78%
Federated Investors, Inc.	Financials	112,345	2,771,554	0.68%
Varian Medical Systems, Inc.	Health Care	23,134	2,761,548	0.68%
Southern Co. (The)	Utilities	59,911	2,697,775	0.66%
Netflix, Inc.	Communication Services	8,885	2,681,316	0.66%
FedEx Corp.	Industrials	11,984	2,640,609	0.65%
IBM Corp.	Information Technology	22,610	2,609,870	0.64%
Seattle Genetics, Inc.	Health Care	45,645	2,562,058	0.63%
Workday, Inc.	Information Technology	18,832	2,505,034	0.61%
Invitation Homes, Inc.	Real Estate	114,228	2,499,308	0.61%
Bank of New York Mellon Corp. (The)	Financials	52,070	2,464,470	0.60%
IDEXX Laboratories, Inc.	Health Care	11,555	2,451,133	0.60%
Home Depot, Inc. (The)	Consumer Discretionary	13,278	2,335,411	0.57%
Tapestry, Inc.	Consumer Discretionary	53,592	2,267,457	0.55%
Advanced Micro Devices, Inc.	Information Technology	122,341	2,227,833	0.55%
Hershey Co. (The)	Consumer Staples	20,505	2,197,146	0.54%
Nordstrom, Inc.	Consumer Discretionary	32,579	2,142,715	0.52%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$4,580	$67,000	$9,326	5/11/63	300 bp —	$(4,708)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,498	114,000	15,869	5/11/63	300 bp —	(9,304)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,001	243,000	33,826	5/11/63	300 bp —	(18,682)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	26,163	236,000	32,851	5/11/63	300 bp —	(6,550)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	8,583	1,527,000	95,743	1/17/47	300 bp —	(86,269)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BBB–.6	BBB–/P	52,811	372,000	51,782	5/11/63	300 bp —	1,246
Index						Monthly

70 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BBB–/P	$2,570	$26,000	$3,619	5/11/63	300 bp —	$(1,034)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,217	128,000	17,818	5/11/63	300 bp —	(4,526)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,612	240,000	33,408	5/11/63	300 bp —	(656)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	118,735	1,113,000	154,930	5/11/63	300 bp —	(35,545)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	457,962	2,800,000	389,760	5/11/63	300 bp —	69,835
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,059,532	7,499,000	1,043,861	5/11/63	300 bp —	20,046
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	71,861	627,000	87,278	5/11/63	300 bp —	(15,051)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	72,306	684,000	95,213	5/11/63	300 bp —	(22,508)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,901	1,019,000	141,845	5/11/63	300 bp —	(24,350)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	205,534	1,623,000	225,922	5/11/63	300 bp —	(19,440)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	327,391	3,010,000	418,992	5/11/63	300 bp —	(89,845)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	721,671	4,500,000	626,400	5/11/63	300 bp —	97,896
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,456,026	9,100,000	1,266,720	5/11/63	300 bp —	194,615
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,772,103	16,574,000	2,307,101	5/11/63	300 bp —	(525,327)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	41,182	521,000	32,667	1/17/47	300 bp —	8,819
Index						Monthly
CMBX NA BBB–.7	BBB–/P	753,562	10,195,000	639,227	1/17/47	300 bp —	120,283
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	12,819	162,000	22,550	5/11/63	300 bp —	(9,638)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,345	170,000	23,664	5/11/63	300 bp —	(9,219)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,423	178,000	24,778	5/11/63	300 bp —	(9,251)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,266	252,000	35,078	5/11/63	300 bp —	(13,665)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,134	292,000	40,646	5/11/63	300 bp —	(8,342)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,005	323,000	44,962	5/11/63	300 bp —	(22,768)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,866	508,000	70,714	5/11/63	300 bp —	(26,551)
Index						Monthly

Multi-Asset Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$72,333	$521,000	$72,523	5/11/63	300 bp —	$114
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,650	727,000	101,198	5/11/63	300 bp —	(46,125)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,204	871,000	121,243	5/11/63	300 bp —	(77,531)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,818	1,020,000	141,984	5/11/63	300 bp —	(27,571)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	113,818	1,020,000	141,984	5/11/63	300 bp —	(27,571)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,667	1,094,000	152,285	5/11/63	300 bp —	(60,980)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	123,458	1,108,000	154,234	5/11/63	300 bp —	(30,129)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,079	1,286,000	179,011	5/11/63	300 bp —	(111,182)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	217,829	2,012,000	280,070	5/11/63	300 bp —	(61,067)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	440,741	3,998,000	556,522	5/11/63	300 bp —	(113,448)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	171,603	2,462,000	154,367	1/17/47	300 bp —	18,672
Index						Monthly
CMBX NA BBB–.7	BBB–/P	587,623	7,950,000	498,465	1/17/47	300 bp —	93,796
Index						Monthly
JPMorgan Securities LLC
CMBX NA BBB–.6	BBB–/P	24,622	173,000	24,082	5/11/63	300 bp —	641
Index						Monthly
CMBX NA A.6	A/P	151,310	2,351,000	53,838	5/11/63	200 bp —	98,682
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,396	64,000	8,909	5/11/63	300 bp —	(476)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,271	125,000	17,400	5/11/63	300 bp —	(1,056)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,778	215,000	29,928	5/11/63	300 bp —	(2,024)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,836	250,000	34,800	5/11/63	300 bp —	(1,819)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,112	265,000	36,888	5/11/63	300 bp —	(4,622)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	45,235	397,000	55,262	5/11/63	300 bp —	(9,796)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,073	419,000	58,325	5/11/63	300 bp —	(14,007)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,483	480,000	66,816	5/11/63	300 bp —	(9,053)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,810	556,000	77,395	5/11/63	300 bp —	(17,261)
Index						Monthly

72 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$59,810	$556,000	$77,395	5/11/63	300 bp —	$(17,261)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,183	774,000	107,741	5/11/63	300 bp —	(22,106)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	98,250	786,000	109,411	5/11/63	300 bp —	(10,703)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	126,171	812,000	113,030	5/11/63	300 bp —	13,614
Index						Monthly
CMBX NA BBB–.6	BBB–/P	108,628	992,000	138,086	5/11/63	300 bp —	(28,880)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	101,445	1,070,000	148,944	5/11/63	300 bp —	(46,875)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	203,856	1,725,000	240,120	5/11/63	300 bp —	(35,258)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	246,141	1,746,000	243,043	5/11/63	300 bp —	4,116
Index						Monthly
CMBX NA BBB–.6	BBB–/P	212,098	1,891,000	263,227	5/11/63	300 bp —	(50,027)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	219,602	1,935,000	269,352	5/11/63	300 bp —	(48,622)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	220,988	2,012,000	280,070	5/11/63	300 bp —	(57,908)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	529,695	3,749,000	521,861	5/11/63	300 bp —	10,022
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,059,532	7,499,000	1,043,861	5/11/63	300 bp —	20,046
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,363,482	8,300,000	1,155,360	5/11/63	300 bp —	212,964
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,352,882	13,374,000	1,861,661	5/11/63	300 bp —	499,021
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	1,680,429	14,999,000	2,087,861	5/11/63	300 bp —	(398,683)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	428,255	3,096,000	430,963	5/11/63	300 bp —	(902)
Index						Monthly
Upfront premium received		19,191,855			Unrealized appreciation		1,484,428
Upfront premium (paid)		—			Unrealized (depreciation)		(2,296,172)
Total		$19,191,855			Total		$(811,744)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Multi-Asset Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(45,068)	$276,000	$40,517	1/17/47	(500 bp) —	$(4,819)
					Monthly
CMBX NA BB.7 Index	(11,622)	74,000	10,863	1/17/47	(500 bp) —	(831)
					Monthly
CMBX NA BB.9 Index	(61,772)	401,000	61,353	9/17/58	(500 bp) —	(809)
					Monthly
CMBX NA BB.9 Index	(62,050)	401,000	61,353	9/17/58	(500 bp) —	(1,087)
					Monthly
CMBX NA BB.9 Index	(31,154)	199,000	30,447	9/17/58	(500 bp) —	(900)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(157,954)	8,949,000	2,190,715	5/11/63	(500 bp) —	2,024,061
					Monthly
CMBX NA BB.7 Index	(52,472)	319,000	46,829	1/17/47	(500 bp) —	(5,953)
					Monthly
CMBX NA BB.9 Index	(98,329)	616,000	94,248	9/17/58	(500 bp) —	(4,680)
					Monthly
CMBX NA BB.9 Index	(27,872)	181,000	27,693	9/17/58	(500 bp) —	(355)
					Monthly
CMBX NA BB.9 Index	(16,892)	108,000	16,524	9/17/58	(500 bp) —	(473)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(544,539)	5,323,000	1,303,070	5/11/63	(500 bp) —	753,357
					Monthly
CMBX NA BB.7 Index	(114,252)	755,000	110,834	1/17/47	(500 bp) —	(4,152)
					Monthly
CMBX NA BB.6 Index	(4,822)	33,000	8,078	5/11/63	(500 bp) —	3,225
					Monthly
CMBX NA BB.7 Index	(296,107)	1,622,000	238,110	1/17/47	(500 bp) —	(59,575)
					Monthly
CMBX NA BB.7 Index	(139,103)	849,000	124,633	1/17/47	(500 bp) —	(15,295)
					Monthly
CMBX NA BB.7 Index	(44,127)	261,000	38,315	1/17/47	(500 bp) —	(6,066)
					Monthly
CMBX NA BB.7 Index	(19,899)	98,000	14,386	1/17/47	(500 bp) —	(5,608)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(64,555)	333,000	48,884	1/17/47	(500 bp) —	(15,995)
					Monthly
CMBX NA BB.6 Index	(30,448)	210,000	51,408	5/11/63	(500 bp) —	20,756
					Monthly
CMBX NA BB.6 Index	(22,469)	169,000	41,371	5/11/63	(500 bp) —	18,738
					Monthly
CMBX NA BB.6 Index	(15,102)	105,000	25,704	5/11/63	(500 bp) —	10,500
					Monthly

74 Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	$(299,309)	$1,622,000	$238,110	1/17/47	(500 bp) —	$(62,776)
					Monthly
CMBX NA BB.7 Index	(229,896)	1,150,000	168,820	1/17/47	(500 bp) —	(62,194)
					Monthly
CMBX NA BB.7 Index	(114,740)	733,000	107,604	1/17/47	(500 bp) —	(7,849)
					Monthly
CMBX NA BB.7 Index	(74,602)	475,000	69,730	1/17/47	(500 bp) —	(5,334)
					Monthly
CMBX NA BB.7 Index	(71,862)	460,000	67,528	1/17/47	(500 bp) —	(4,781)
					Monthly
CMBX NA BB.7 Index	(60,253)	371,000	54,463	1/17/47	(500 bp) —	(6,151)
					Monthly
CMBX NA BB.7 Index	(51,772)	324,000	47,563	1/17/47	(500 bp) —	(4,524)
					Monthly
CMBX NA BB.7 Index	(50,145)	305,000	44,774	1/17/47	(500 bp) —	(5,668)
					Monthly
CMBX NA BB.7 Index	(17,804)	104,000	15,267	1/17/47	(500 bp) —	(2,638)
					Monthly
CMBX NA BB.7 Index	(12,303)	81,000	11,891	1/17/47	(500 bp) —	(491)
					Monthly
CMBX NA BBB–.7 Index	(715,840)	6,526,000	409,180	1/17/47	(300 bp) —	(310,467)
					Monthly
CMBX NA BBB–.7 Index	(194,839)	1,746,000	109,474	1/17/47	(300 bp) —	(86,384)
					Monthly
CMBX NA BBB–.7 Index	(48,040)	893,000	55,991	1/17/47	(300 bp) —	7,430
					Monthly
CMBX NA BBB–.7 Index	(85,062)	812,000	50,912	1/17/47	(300 bp) —	(34,624)
					Monthly
CMBX NA BBB–.7 Index	(40,908)	556,000	34,861	1/17/47	(300 bp) —	(6,372)
					Monthly
CMBX NA BBB–.7 Index	(40,908)	556,000	34,861	1/17/47	(300 bp) —	(6,372)
					Monthly
CMBX NA BBB–.7 Index	(23,945)	265,000	16,616	1/17/47	(300 bp) —	(7,484)
					Monthly
Merrill Lynch International
CMBX NA A.6 Index	(2,420)	520,000	11,908	5/11/63	(200 bp) —	9,286
					Monthly
CMBX NA BB.9 Index	(87,432)	559,000	85,527	9/17/58	(500 bp) —	(2,449)
					Monthly

Multi-Asset Absolute Return Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(315,451)	$3,096,000	$194,119	1/17/47	(300 bp) —	$(123,138)
					Monthly
CMBX NA BB.7 Index	(67,176)	359,000	52,701	1/17/47	(500 bp) —	(14,824)
					Monthly
Upfront premium received	—			Unrealized appreciation		2,847,353
Upfront premium (paid)	(4,465,315)			Unrealized (depreciation)		(881,118)
Total	$(4,465,315)			Total		$1,966,235

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	B+/P	$(1,945,717)	$27,078,000	$1,427,173	12/20/23	500 bp —	$(390,675)
Index						Quarterly
Total		$(1,945,717)					$(390,675)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2018. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$10,844,774	$151,033,000	$7,960,345	12/20/23	(500 bp) —	$2,167,883
Index					Quarterly
Total	$10,844,774					$2,167,883

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

76 Multi-Asset Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$35,918,273	$—	$—
Capital goods	7,883,462	—	—
Communication services	17,099,060	—	—
Consumer cyclicals	29,664,250	—	—
Consumer staples	11,147,840	—	—
Energy	14,667,920	14,601	—
Financials	73,018,433	—	—
Health care	6,061,085	—	—
Technology	56,778,953	—	—
Transportation	4,645,864	—	—
Utilities and power	10,371,690	20,531	—
Total common stocks	267,256,830	35,132	—
Asset-backed securities	—	15,130,000	—
Commodity linked notes	—	155,829,571	—
Convertible bonds and notes	—	92,050	—
Corporate bonds and notes	—	61,661,916	—
Foreign government and agency bonds and notes	—	13,659,703	—
Investment companies	144,844,825	—	—
Mortgage-backed securities	—	138,043,084	—
Purchased options outstanding	—	8,607,637	—
Purchased swap options outstanding	—	114,510	—
Senior loans	—	41,308,570	—
U.S. government and agency mortgage obligations	—	203,364,016	—
U.S. treasury obligations	—	587,872	—
Warrants	386	4,181,955	—
Short-term investments	252,749,650	534,536,494	—
Totals by level	$664,851,691	$1,177,152,510	$—

Multi-Asset Absolute Return Fund 77

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,291,465	$—
Futures contracts	(24,350,317)	—	—
Written options outstanding	—	(516,395)	—
Written swap options outstanding	—	(375,901)	—
Forward premium swap option contracts	—	(95,741)	—
TBA sale commitments	—	(125,661,012)	—
Interest rate swap contracts	—	(1,271,316)	—
Total return swap contracts	—	81,958,264	—
Credit default contracts	—	(20,693,898)	—
Totals by level	$(24,350,317)	$(65,364,534)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

78 Multi-Asset Absolute Return Fund

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value, including $111,853,762 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $1,301,941,699)	$1,291,608,193
Affiliated issuers (identified cost $349,231,007) (Notes 1 and 5)	349,231,007
Repurchase agreements (identified cost $201,165,001) (Notes 1 and 10)	201,165,001
Cash	462,375
Foreign currency (cost $1,535,266) (Note 1)	1,529,608
Dividends, interest and other receivables	7,265,045
Receivable for shares of the fund sold	1,764,352
Receivable for investments sold	3,223,140
Receivable for sales of delayed delivery securities (Note 1)	116,358,745
Receivable for variation margin on futures contracts (Note 1)	335,530
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,212,808
Unrealized appreciation on forward premium swap option contracts (Note 1)	58,365
Unrealized appreciation on forward currency contracts (Note 1)	4,517,931
Unrealized appreciation on OTC swap contracts (Note 1)	160,901,924
Premium paid on OTC swap contracts (Note 1)	4,465,315
Prepaid assets	37,497
Total assets	2,144,136,836

LIABILITIES
Payable for investments purchased	72,181,246
Payable for purchases of delayed delivery securities (Note 1)	184,944,497
Payable for shares of the fund repurchased	5,494,489
Payable for compensation of Manager (Note 2)	582,517
Payable for custodian fees (Note 2)	152,657
Payable for investor servicing fees (Note 2)	165,735
Payable for Trustee compensation and expenses (Note 2)	274,069
Payable for administrative services (Note 2)	3,201
Payable for distribution fees (Note 2)	286,260
Payable for variation margin on futures contracts (Note 1)	3,417,239
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,476,974
Unrealized depreciation on OTC swap contracts (Note 1)	77,789,169
Premium received on OTC swap contracts (Note 1)	19,191,855
Unrealized depreciation on forward currency contracts (Note 1)	3,226,466
Unrealized depreciation on forward premium swap option contracts (Note 1)	154,106
Written options outstanding, at value (premiums $656,869) (Note 1)	892,296
TBA sale commitments, at value (proceeds receivable $125,826,484) (Note 1)	125,661,012
Collateral on securities loaned, at value (Note 1)	113,519,357
Collateral on certain derivative contracts, at value (Notes 1 and 10)	20,576,968
Other accrued expenses	346,533
Total liabilities	631,336,646

Net assets	$1,512,800,190

(Continued on next page)

Multi-Asset Absolute Return Fund 79

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$1,547,813,897
Total distributable earnings (Notes 1 and 8)	(35,013,707)
Total — Representing net assets applicable to capital shares outstanding	$1,512,800,190

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($357,329,956 divided by 31,368,326 shares)	$11.39
Offering price per class A share (100/94.25 of $11.39)*	$12.08
Net asset value and offering price per class B share ($26,759,010 divided by 2,423,120 shares)**	$11.04
Net asset value and offering price per class C share ($201,582,151 divided by 18,305,371 shares)**	$11.01
Net asset value and redemption price per class M share ($8,403,094 divided by 754,852 shares)	$11.13
Offering price per class M share (100/96.50 of $11.13)*	$11.53
Net asset value, offering price and redemption price per class P share
($220,538,902 divided by 19,233,384 shares)	$11.47
Net asset value, offering price and redemption price per class R share
($4,376,583 divided by 390,662 shares)	$11.20
Net asset value, offering price and redemption price per class R6 share
($13,971,451 divided by 1,214,854 shares)	$11.50
Net asset value, offering price and redemption price per class Y share
($679,839,043 divided by 59,396,869 shares)	$11.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

80 Multi-Asset Absolute Return Fund

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest (including interest income of $4,180,701 from investments in affiliated issuers) (Note 5)	$30,105,473
Dividends (net of foreign tax of $1,295,803)	12,409,669
Securities lending (net of expenses) (Notes 1 and 5)	185,828
Total investment income	42,700,970

EXPENSES
Compensation of Manager (Note 2)	7,934,956
Investor servicing fees (Note 2)	1,927,787
Custodian fees (Note 2)	307,170
Trustee compensation and expenses (Note 2)	72,420
Distribution fees (Note 2)	3,079,576
Administrative services (Note 2)	35,386
Other	895,328
Fees waived and reimbursed by Manager (Note 2)	(330,745)
Total expenses	13,921,878
Expense reduction (Note 2)	(43,823)
Net expenses	13,878,055

Net investment income	28,822,915

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(16,651,198)
Foreign currency transactions (Note 1)	(521,463)
Forward currency contracts (Note 1)	(9,188,635)
Futures contracts (Note 1)	(5,271,562)
Swap contracts (Note 1)	(51,055,176)
Written options (Note 1)	5,786,741
Net increase from payments by affiliates (Note 2)	4,332
Total net realized loss	(76,896,961)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(87,887,724)
Assets and liabilities in foreign currencies	(2,827)
Forward currency contracts	2,605,847
Futures contracts	(31,329,072)
Swap contracts	78,680,495
Written options	(2,489,742)
Total change in net unrealized depreciation	(40,423,023)

Net loss on investments	(117,319,984)

Net decrease in net assets resulting from operations	$(88,497,069)

The accompanying notes are an integral part of these financial statements.

Multi-Asset Absolute Return Fund 81

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$28,822,915	$23,774,932
Net realized gain (loss) on investments
and foreign currency transactions	(76,896,961)	60,680,717
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(40,423,023)	18,371,890
Net increase (decrease) in net assets resulting
from operations	(88,497,069)	102,827,539
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,123,104)	—
Class B	(241,387)	—
Class C	(1,743,113)	—
Class M	(69,447)	—
Class P	(2,075,314)	—
Class R	(82,384)	—
Class R6	(207,135)	—
Class Y	(13,706,895)	—
From net realized long-term gain on investments
Class A	(1,389,316)	—
Class B	(118,837)	—
Class C	(802,585)	—
Class M	(26,299)	—
Class P	(469,329)	—
Class R	(23,024)	—
Class R6	(47,686)	—
Class Y	(3,273,288)	—
Increase in capital from settlement payments	14,004	—
Increase (decrease) from capital share transactions
(Notes 4 and 8)	462,452,011	(156,865,903)
Total increase (decrease) in net assets	344,569,803	(54,038,364)

NET ASSETS
Beginning of year	1,168,230,387	1,222,268,751
End of year (Note 1)	$1,512,800,190	$1,168,230,387

The accompanying notes are an integral part of these financial statements.

82 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class A
October 31, 2018	$12.34	.23	(.88)	(.65)	(.24)	(.06)	—	(.30)	—[f]	$11.39	(5.43)	$357,330	1.02[d,g]	1.96[d]	479
October 31, 2017	11.28	.24	.82	1.06	—	—	—	—	—	12.34	9.40	262,943	1.16	2.01	559
October 31, 2016	12.45	.25	(.50)	(.25)	(.78)	(.12)	(.02)	(.92)	—	11.28	(1.81)	316,497	1.19[d]	2.21[d]	578
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	—	(.76)	—	12.45	4.04	424,484	1.26	1.60	563
October 31, 2014	12.17	.20	.48	.68	(.14)	—	—	(.14)	—	12.71	5.65	328,250	1.24	1.63	313
Class B
October 31, 2018	$11.95	.14	(.86)	(.72)	(.13)	(.06)	—	(.19)	—[f]	$11.04	(6.11)	$26,759	1.77[d,g]	1.20[d]	479
October 31, 2017	11.01	.15	.79	.94	—	—	—	—	—	11.95	8.54	23,289	1.91	1.30	559
October 31, 2016	12.16	.16	(.47)	(.31)	(.70)	(.12)	(.02)	(.84)	—	11.01	(2.50)	28,632	1.94[d]	1.45[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.18	30,905	2.01	.85	563
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	—	12.44	4.92	28,072	1.99	.88	313
Class C
October 31, 2018	$11.93	.14	(.86)	(.72)	(.14)	(.06)	—	(.20)	—[f]	$11.01	(6.13)	$201,582	1.77[d,g]	1.22[d]	479
October 31, 2017	10.99	.15	.79	.94	—	—	—	—	—	11.93	8.55	151,075	1.91	1.29	559
October 31, 2016	12.16	.16	(.48)	(.32)	(.71)	(.12)	(.02)	(.85)	—	10.99	(2.54)	186,452	1.94[d]	1.46[d]	578
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	—	(.67)	—	12.16	3.24	210,619	2.01	.85	563
October 31, 2014	11.91	.11	.47	.58	(.05)	—	—	(.05)	—	12.44	4.91	160,682	1.99	.88	313
Class M
October 31, 2018	$12.06	.18	(.88)	(.70)	(.17)	(.06)	—	(.23)	—[f]	$11.13	(5.92)	$8,403	1.52[d,g]	1.49[d]	479
October 31, 2017	11.08	.18	.80	.98	—	—	—	—	—	12.06	8.84	5,066	1.66	1.54	559
October 31, 2016	12.25	.19	(.49)	(.30)	(.73)	(.12)	(.02)	(.87)	—	11.08	(2.30)	6,815	1.69[d]	1.70[d]	578
October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	—	(.70)	—	12.25	3.55	7,146	1.76	1.10	563
October 31, 2014	11.99	.14	.47	.61	(.08)	—	—	(.08)	—	12.52	5.12	5,286	1.74	1.12	313
Class P
October 31, 2018	$12.42	.29	(.90)	(.61)	(.28)	(.06)	—	(.34)	—[f]	$11.47	(5.03)	$220,539	.63[d,g]	2.42[d]	479
October 31, 2017	11.31	.29	.82	1.11	—	—	—	—	—	12.42	9.81	89,518.78		2.41	559
October 31, 2016†	11.25	.04	.02	.06	—	—	—	—	—	11.31	.53*	71,489	.14*	.39*	578
Class R
October 31, 2018	$12.16	.19	(.86)	(.67)	(.23)	(.06)	—	(.29)	—[f]	$11.20	(5.65)	$4,377	1.27[d,g]	1.65[d]	479
October 31, 2017	11.15	.20	.81	1.01	—	—	—	—	—	12.16	9.06	4,597	1.41	1.73	559
October 31, 2016	12.31	.22	(.49)	(.27)	(.75)	(.12)	(.02)	(.89)	—	11.15	(2.05)	1,861	1.44[d]	1.96[d]	578
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	—	(.73)	—	12.31	3.84	1,564	1.51	1.34	563
October 31, 2014	12.04	.17	.48	.65	(.12)	—	—	(.12)	—	12.57	5.40	1,848	1.49	1.39	313

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From net	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	gain on	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	(loss)[a]	investments	operations	income	investments	return of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[e]
Class R6
October 31, 2018	$12.45	.27	(.88)	(.61)	(.28)	(.06)	—	(.34)	—[f]	$11.50	(5.06)	$13,971	.67[d,g]	2.29[d]	479
October 31, 2017	11.35	.28	.82	1.10	—	—	—	—	—	12.45	9.69	9,071.82		2.37	559
October 31, 2016	12.51	.29	(.49)	(.20)	(.82)	(.12)	(.02)	(.96)	—	11.35	(1.40)	7,817	.85[d]	2.54[d]	578
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	—	(.80)	—	12.51	4.39	8,237.93		1.93	563
October 31, 2014	12.23	.24	.48	.72	(.18)	—	—	(.18)	—	12.77	5.97	6,678.91		1.96	313
Class Y
October 31, 2018	$12.40	.26	(.88)	(.62)	(.27)	(.06)	—	(.33)	—[f]	$11.45	(5.16)	$679,839	.77[d,g]	2.19[d]	479
October 31, 2017	11.31	.27	.82	1.09	—	—	—	—	—	12.40	9.64	622,673.91		2.29	559
October 31, 2016	12.47	.28	(.49)	(.21)	(.81)	(.12)	(.02)	(.95)	—	11.31	(1.48)	602,704	.94[d]	2.47[d]	578
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	—	(.79)	—	12.47	4.25	755,830	1.01	1.85	563
October 31, 2014	12.20	.23	.49	.72	(.18)	—	—	(.18)	—	12.74	5.93	565,281.99		1.88	313

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/18	10/31/16
Class A	0.02%	<0.01%
Class B	0.02	<0.01
Class C	0.02	<0.01
Class M	0.02	<0.01
Class R	0.02	<0.01
Class P	0.02	—
Class R6	0.02	<0.01
Class Y	0.02	<0.01

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g Includes one-time merger costs of 0.01%.

The accompanying notes are an integral part of these financial statements.

86 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 87

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Multi-Asset Absolute Return Fund (formerly known as Putnam Absolute Return 700 Fund) (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage-and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

88 Multi-Asset Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following

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procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $205,199,878, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and

90 Multi-Asset Absolute Return Fund

settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Multi-Asset Absolute Return Fund 91

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

92 Multi-Asset Absolute Return Fund

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

Multi-Asset Absolute Return Fund 93

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $9,800,108 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,401,378 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $21,679,343 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $113,519,357 and the value of securities loaned amounted to $111,853,762.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

94 Multi-Asset Absolute Return Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$33,531,202	$20,500,215	$54,031,417

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts, interest-only securities, real estate mortgage investment conduits and activity related to the merger as disclosed in Note 8. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $50,936,652 to decrease undistributed net investment income, $12,737,009 to decrease paid-in capital and $63,673,661 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$155,797,851
Unrealized depreciation	(181,486,045)
Net unrealized depreciation	(25,688,194)
Undistributed ordinary income	45,159,486
Capital loss carryforward	(54,031,417)
Cost for federal income tax purposes	$1,777,848,974

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $16,555,998.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Multi-Asset Absolute Return Fund 95

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Effective April 30, 2018, such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Prior to April 30, 2018, the annual rates were as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,
0.980%	of the next $5 billion,	0.810%	of the next $50 billion,
0.930%	of the next $10 billion,	0.800%	of the next $100 billion and
0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

Effective April 30, 2018, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by Putnam Absolute Return 500 Fund’s class A shares for periods prior to April 30, 2018 and by the fund’s class A shares for periods thereafter) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 5.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/- 0.20%. Each month, the performance adjustment rate is multiplied by the fund’s combined average net assets (calculated as the combined average net assets of Putnam Absolute Return 500 Fund and the fund for periods prior to April 30, 2018 and as the fund’s average net assets for periods thereafter) over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s combined average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to April 30, 2018, the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease was calculated monthly based on a performance adjustment rate that was equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate was +/– 0.28%. Each month, the performance adjustment rate was multiplied by the fund’s average net assets over the performance period and the result was divided by twelve. The resulting dollar amount was added to, or subtracted from, the base fee for that month. The monthly base fee was determined based on the fund’s average net assets for the month, while the performance adjustment was determined based on the fund’s average net assets over the performance period of up to thirty-six months.

Effective April 30, 2018, the management contract also provides for a reduction of the management fee for the fund in any circumstance where the fee payable by the fund is higher than what the management fee would have been under the prior fee schedule in effect for the fund prior to the funds merger with Putnam Absolute Return 500 Fund on April 30, 2018 (the “Prior Management Contract”). Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the Prior Management Contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed

96 Multi-Asset Absolute Return Fund

its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.777% of the fund’s average net assets before a decrease of $3,211,053 (0.224% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2020, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.77% (prior to April 30, 2018 the annual rate was 0.97%) of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $330,745 as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $11,732 for a compliance error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

During the reporting period, Putnam Management reimbursed the fund $4,332 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Multi-Asset Absolute Return Fund 97

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$511,995	Class R	7,143
Class B	39,781	Class R6	6,298
Class C	285,289	Class Y	1,051,261
Class M	10,471	Total	$1,927,787
Class P	15,549

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $24,574 under the expense offset arrangements and by $19,249 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,143, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$848,716
Class B	1.00%	1.00%	263,697
Class C	1.00%	1.00%	1,891,572
Class M	1.00%	0.75%	52,260
Class R	1.00%	0.50%	23,331
Total			$3,079,576

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $46,624 and $647 from the sale of class A and class M shares, respectively, and received $10,086 and $1,737 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $89 on class A redemptions.

98 Multi-Asset Absolute Return Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,308,644,172	$4,731,846,775
U.S. government securities (Long-term)	—	—
Total	$4,308,644,172	$4,731,846,775

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	6,435,818	$83,365,616	6,662,985	$78,981,723
Shares issued in connection with
reinvestment of distributions	479,555	5,855,364	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	17,779,438	212,492,735	—	—
	24,694,811	301,713,715	6,662,985	78,981,723
Shares repurchased	(14,637,426)	(179,516,734)	(13,401,527)	(157,292,382)
Net increase (decrease)	10,057,385	$122,196,981	(6,738,542)	$(78,310,659)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	14,232	$635,992	52,292	$587,953
Shares issued in connection with
reinvestment of distributions	29,758	354,719	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	1,443,557	16,789,147	—	—
	1,487,547	17,779,858	52,292	587,953
Shares repurchased	(1,012,692)	(12,193,627)	(703,621)	(8,050,994)
Net increase (decrease)	474,855	$5,586,231	(651,329)	$(7,463,041)

Multi-Asset Absolute Return Fund 99

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	859,523	$13,248,932	1,025,541	$11,731,595
Shares issued in connection with
reinvestment of distributions	196,981	2,340,134	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	10,266,383	119,068,479	—	—
	11,322,887	134,657,545	1,025,541	11,731,595
Shares repurchased	(5,681,526)	(68,671,488)	(5,324,580)	(60,500,675)
Net increase (decrease)	5,641,361	$65,986,057	(4,299,039)	$(48,769,080)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	18,865	$343,933	61,457	$703,912
Shares issued in connection with
reinvestment of distributions	7,786	93,351	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	422,392	4,945,961	—	—
	449,043	5,383,245	61,457	703,912
Shares repurchased	(114,317)	(1,465,563)	(256,354)	(2,926,467)
Net increase (decrease)	334,726	$3,917,682	(194,897)	$(2,222,555)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	5,294,093	$66,060,765	3,217,875	$37,932,908
Shares issued in connection with
reinvestment of distributions	207,867	2,544,643	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	10,299,659	123,666,973	—	—
	15,801,619	192,272,381	3,217,875	37,932,908
Shares repurchased	(3,777,679)	(48,015,478)	(2,328,165)	(27,671,901)
Net increase	12,023,940	$144,256,903	889,710	$10,261,007

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	130,132	$1,601,164	227,417	$2,685,221
Shares issued in connection with
reinvestment of distributions	8,753	105,392	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	47,272	556,395	—	—
	186,157	2,262,951	227,417	2,685,221
Shares repurchased	(173,393)	(2,120,139)	(16,391)	(189,256)
Net increase	12,764	$142,812	211,026	$2,495,965

100 Multi-Asset Absolute Return Fund

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	454,973	$5,757,792	214,842	$2,537,265
Shares issued in connection with
reinvestment of distributions	20,734	254,821	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	338,196	4,073,606	—	—
	813,903	10,086,219	214,842	2,537,265
Shares repurchased	(327,463)	(4,152,016)	(175,224)	(2,055,858)
Net increase	486,440	$5,934,203	39,618	$481,407

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	20,279,247	$243,171,429	22,233,449	$262,398,665
Shares issued in connection with
reinvestment of distributions	1,198,701	14,672,099	—	—
Shares issued in connection with the
merger of Putnam Absolute Return
500 Fund	29,488,830	353,680,177	—	—
	50,966,778	611,523,705	22,233,449	262,398,665
Shares repurchased	(41,795,512)	(497,092,563)	(25,300,130)	(295,737,612)
Net increase (decrease)	9,171,266	$114,431,142	(3,066,681)	$(33,338,947)

At the close of the reporting period, the Putnam RetirementReady Funds owned 14.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$60,230,600	$1,051,189,567	$997,900,810	$1,046,683	$113,519,357
Putnam Short Term
Investment Fund**	232,990,107	251,742,030	249,020,487	4,180,701	235,711,650
Total Short-term
investments	$293,220,707	$1,302,931,597	$1,246,921,297	$5,227,384	$349,231,007

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Multi-Asset Absolute Return Fund 101

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Acquisition of Putnam Absolute Return 500 Fund

On April 30, 2018, the fund issued 17,779,438, 1,443,557, 10,266,383, 422,392, 10,299,659, 47,272, 338,196 and 29,488,830 class A, class B, class C, class M, class P, class R, class R6 and class Y shares, respectively, for 19,848,370, 1,591,217, 11,333,896, 467,575, 11,491,803, 50,804, 377,544 and 32,879,869 class A, class B, class C, class M, class P, class R, class R6 and class Y shares of Putnam Absolute Return 500 Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Absolute Return 500 Fund, with a fair value of $835,630,491 and an identified cost of $819,086,397 at April 27, 2018, was the principal asset acquired by the fund. The net assets of the fund and Putnam Absolute Return 500 Fund on April 27, 2018, were $1,036,464,779 and $835,273,473, respectively. On April 27, 2018, Putnam Absolute Return 500 Fund had distributions in excess of net investment income of $12,832,182, accumulated net realized loss of $16,635,928 and unrealized appreciation of $25,521,750. The aggregate net assets of the fund immediately following the acquisition were $1,871,738,252.

Assuming the acquisition had been completed on November 1, 2017, the fund’s pro forma results of operations for the reporting period are as follows (Unaudited):

Net investment Income	$34,882,497
Net (loss) on investments	$(128,259,994)
Net (decrease) in net assets resulting from operations	$(93,377,497)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Absolute Return 500 Fund that have been included in the fund’s Statement of operations for the current fiscal period.

102 Multi-Asset Absolute Return Fund

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$3,100,000
Purchased currency options (contract amount)	$72,900,000
Purchased swap option contracts (contract amount)	$294,700,000
Written equity option contracts (contract amount)	$1,500,000
Written currency options (contract amount)	$32,900,000
Written swap option contracts (contract amount)	$251,700,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$915,200,000
Centrally cleared interest rate swap contracts (notional)	$1,758,600,000
OTC total return swap contracts (notional)	$5,123,000,000
OTC credit default contracts (notional)	$182,700,000
Centrally cleared credit default contracts (notional)	$198,000,000
Warrants (number of warrants)	1,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$7,986,592*	Unrealized depreciation	$28,680,490*
Foreign exchange
contracts	Investments, Receivables	5,472,699	Payables	3,680,012
Payables, Net assets —
Equity contracts	Investments, Receivables	168,365,339	Unrealized depreciation	92,251,188*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	2,401,865*	Unrealized depreciation	10,764,156*
Total		$184,226,495		$135,375,846

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Multi-Asset Absolute Return Fund 103

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(7,899,579)	$(7,899,579)
Foreign exchange
contracts	—	(1,032,631)	—	(9,188,635)	—	(10,221,266)
Equity contracts	(86,328)	(10,242,861)	6,380,514	—	(38,403,040)	(42,351,715)
Interest
rate contracts	—	950,444	(11,652,076)	—	(4,752,557)	(15,454,189)
Total	$(86,328)	$(10,325,048)	$(5,271,562)	$(9,188,635)	$(51,055,176)	$(75,926,749)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$6,873,569	$6,873,569
Foreign exchange
contracts	—	154,280	—	2,605,847	—	2,760,127
Equity contracts	(955,719)	3,472,587	(26,144,519)	—	72,025,277	48,397,626
Interest
rate contracts	—	(1,777,340)	(5,184,553)	—	(218,351)	(7,180,244)
Total	$(955,719)	$1,849,527	$(31,329,072)	$2,605,847	$78,680,495	$50,851,078

104 Multi-Asset Absolute Return Fund

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Multi-Asset Absolute Return Fund 105

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$—	$1,212,808	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 1,212,808
OTC Total return
swap contracts*#	71,471,900	963	—	—	37,279,023	—	21,149	28,574,405	—	13,998,698	651	—	—	—	—	—	5,223,354	—	156,570,143
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	203,220	2,366,119	1,828,735	—	—	1,692,122	96,689	—	244,665	—	—	—	—	6,431,550
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	335,530	—	—	—	—	—	335,530
Forward currency contracts#	207,990	211,221	—	—	218,000	—	462,742	629,429	478,176	559,641	—	—	—	—	214,249	755,339	743,306	37,838	4,517,931
Forward premium swap
option contracts#	30,775	—	—	—	15,835	—	—	3,704	—	8,051	—	—	—	—	—	—	—	—	58,365
Purchased swap options**#	—	—	—	—	78,684	—	—	—	—	—	—	—	—	35,826	—	—	—	—	114,510
Purchased options**#	2,027,217	—	—	—	2,933,053	—	—	658,956	7,943	2,980,468	—	—	—	—	—	—	—	—	8,607,637
Repurchase agreements**	—	—	100,000,000	—	—	44,583,001	—	—	56,582,000	—	—	—	—	—	—	—	—	—	201,165,001
Total Assets	$73,737,882	$212,184	$100,000,000	$1,212,808	$40,524,595	$44,786,221	$2,850,010	$31,695,229	$57,068,119	$17,546,858	$1,692,773	$96,689	$335,530	$280,491	$214,249	$755,339	$5,966,660	$37,838	$379,013,475
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	—	2,227,384	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,227,384
OTC Total return
swap contracts*#	—	2,226,698	—	—	43,553,762	—	5,879	27,325,096	—	1,483,402	17,042	—	—	—	—	—	—	—	74,611,879
OTC Credit default
contracts — protection sold*#	58,773	127,565	—	—	—	1,688,073	5,813,445	2,801,137	—	—	7,006,337	2,079,112	—	429,157	—	—	—	—	20,003,599
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	249,590	—	—	—	—	—	—	—	—	—	—	—	—	—	—	249,590
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	3,417,239	—	—	—	—	—	3,417,239
Forward currency contracts#	280,761	264,269	—	—	154,172	—	428,326	987,037	515,831	230,449	—	—	—	—	30,519	104,929	197,255	32,918	3,226,466
Forward premium swap
option contracts#	63,299	—	—	—	22,071	—	—	6,746	—	61,990	—	—	—	—	—	—	—	—	154,106
Written swap options#	—	97,963	—	—	196,154	—	—	—	—	81,784	—	—	—	—	—	—	—	—	375,901
Written options#	57,505	—	—	—	121,603	—	—	331,943	—	5,344	—	—	—	—	—	—	—	—	516,395

106 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 107

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Reverse repurchase
agreements	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Liabilities	$460,338	$2,716,495	$—	$2,476,974	$44,047,762	$1,688,073	$6,247,650	$31,451,959	$515,831	$1,862,969	$7,023,379	$2,079,112	$3,417,239	$429,157	$30,519	$104,929	$197,255	$32,918	$104,782,559
Total Financial and
Derivative Net Assets	$73,277,544	$(2,504,311)	$100,000,000	$(1,264,166)	$(3,523,167)	$43,098,148	$(3,397,640)	$243,270	$56,552,288	$15,683,889	$(5,330,606)	$(1,982,423)	$(3,081,709)	$(148,666)	$183,730	$650,410	$5,769,405	$4,920	$274,230,916
Total collateral received
(pledged)†##	$2,951,096	$(1,142,023)	$100,000,000	$—	$(3,067,702)	$43,098,148	$(3,397,640)	$(4,960,070)	$56,552,288	$15,683,889	$(5,330,606)	$(1,982,423)	$—	$(120,831)	$—	$587,872	$5,769,405	$—
Net amount	$70,326,448	$(1,362,288)	$—	$(1,264,166)	$(455,465)	$—	$—	$5,203,340	$—	$—	$—	$—	$(3,081,709)	$(27,835)	$183,730	$62,538	$—	$4,920
Controlled collateral
received (including
TBA commitments)**	$2,951,096	$—	$—	$—	$—	$—	$—	$—	$—	$17,038,000	$—	$—	$—	$—	$—	$587,872	$—	$—	$20,576,968
Uncontrolled collateral
received	$—	$—	$102,006,182	$—	$—	$45,476,512	$—	$—	$57,717,183	$—	$—	$—	$—	$—	$—	$—	$9,800,108	$—	$214,999,986
Collateral (pledged) (including
TBA commitments)**	$—	$(1,142,023)	$—	$—	$(3,067,702)	$(1,524,251)	$(3,465,882)	$(4,960,070)	$—	$—	$(5,417,842)	$(2,001,732)	$(150,652)	$(120,831)	$—	$—	$—	$—	$(21,850,985)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $15,720,434 and $14,217,442, respectively.

Note 11: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

108 Multi-Asset Absolute Return Fund	Multi-Asset Absolute Return Fund 109

Federal tax information (Unaudited)

For the reporting period, the fund hereby designates 8.26%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,758,113 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

110 Multi-Asset Absolute Return Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Multi-Asset Absolute Return Fund 111

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

112 Multi-Asset Absolute Return Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Multi-Asset Absolute Return Fund 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

114 Multi-Asset Absolute Return Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Asset Absolute Return Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116 Multi-Asset Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Multi-Asset Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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Boston, MA 02110

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AN107 313934 12/18

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$163,780	$24,272*	$16,479	$1,622
October 31, 2017	$167,035	$ —	$16,679	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission ($4,272) and for services related to a fund merger ($20,000).

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $566,775 and $399,209 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$524,401	$ —	$ —

October 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018